As filed with the Securities and Exchange Commission on August 19, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

THE MASTERS’ SELECT FUNDS TRUST
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, CA 94563
(Name and address of agent for service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.

The Masters’ Select Funds Trust
Semi-Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund

June 30, 2005

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund’s portfolio.

2.
Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3.
Third, even though each manager’s portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of small companies.

4.
Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters’ Select Funds to new investors at levels that we believe will preserve the managers’ ability to effectively implement the “select” concept.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Letter to Shareholders	3
Masters’ Select Equity Fund
Equity Fund Review	7
Equity Fund Managers	12
Equity Fund Stock Highlights	13
Equity Fund Schedule of Investments	15
Masters’ Select International Fund
International Fund Review	17
International Fund Managers	22
International Fund Stock Highlights	23
International Fund Schedule of Investments	25
Masters’ Select Value Fund
Value Fund Review	27
Value Fund Managers	32
Value Fund Stock Highlights	33
Value Fund Schedule of Investments	35
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	36
Smaller Companies Fund Managers	40
Smaller Companies Fund Stock Highlights	41
Smaller Companies Fund Schedule of Investments	44
Expense Examples	45
Statements of Assets and Liabilities	46
Statements of Operations	47
Statements of Changes in Net Assets
Equity Fund	48
International Fund	48
Value Fund	49
Smaller Companies Fund	49
Financial Highlights
Equity Fund	50
International Fund	51
Value Fund	52
Smaller Companies Fund	53
Notes to Financial Statements	54
Other Information	58
Index Definitions	59
Trustee and Officer Information	60

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Quasar Distributors, LLC.
v2005-08

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
New investments in each Fund are expected to be limited, subject to certain exceptions, when that Fund reaches certain asset levels. We followed through on this commitment when we closed Masters’ Select Equity and International Funds to most new investors in October 2004 at asset levels of $750 million and $1 billion, respectively. Currently we believe that the respective closing levels for Masters’ Select Value and Masters’ Select Smaller Companies Funds are approximately $1 billion and $450 million. By limiting Fund size in this manner, we believe each manager’s Masters’ Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the predetermined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

June 30, 2005

Dear Fellow Shareholder:

At the end of 2005 Masters’ Select Equity will be nine years old and Masters’ Select International will be eight years old. Masters’ Select Value is now five years old. With Masters’ Select now in operation for a number of years we’ve been reflecting a bit on what we’ve learned.

Sub-advisor selection: When we started Masters’ Select we knew that sub-advisor selection was going to be critically important because the premise of the funds creates a long-term expectation of index-beating performance and a high peer group ranking. We had a great deal of confidence in our research and manager selection capabilities, which had been a core part of our business since its founding in 1987. However, since launching Masters’ Select Equity at the end of 1996 we’ve learned a couple of things that we believe have further improved the odds of success with respect to our sub-advisor selections.

One area we’ve become better at is the evaluation of a stock picker’s ability to add incremental value running a highly concentrated portfolio. We seek stock pickers who are not just highly skilled, but who are also likely to generate higher long-term returns with a focused portfolio than with the more diversified portfolios they typically run. The vast majority of our sub-advisors have, in fact, been successful in adding incremental value for Masters’ Select through concentration, but among those who haven’t are three that are no longer sub-advisors. Each of the three was hired in the late 1990s and it became clear over time that they were not at their best running a highly concentrated portfolio. We have learned from these experiences and a number of years ago, as part of our overall due diligence process, we began asking each potential sub-advisor to put together a hypothetical Masters’ portfolio. This portfolio is then discussed in detail. We want to understand the quality of the thinking behind the individual holdings and why the stock picker has very high conviction with respect to the Masters’ Select holdings. The reasoning and process for identifying the stock picker’s highest conviction ideas must be clear and make sense to us. Going through this exercise has improved our evaluation process and is particularly important when the stock picker being considered does not have a track record of running highly concentrated portfolios.

A second area we’ve learned about has to do with sub-advisor commitment. We always knew that sub-advisor commitment was important. When we originally launched Masters’ Select Equity in 1996 we wondered if the sub-advisors would be as attentive as we expected so that the portfolio would always reflect their best thinking. As it has turned out we’ve been extremely fortunate because almost all of our sub-advisors seem to be strongly committed to doing their best for Masters’ Select. Moreover, they have been highly responsive to us and have demonstrated that their relationship with Litman/Gregory and Masters’ Select is very important to them. However, there have been two instances (out of 25 sub-advisors who have been part of the four Masters’ Select funds) when we have felt that the attention to Masters’ Select may have been less than we expected (these stock pickers are no longer sub-advisors). In order to minimize and hopefully eliminate this problem, we make the level of commitment and attention we expect very clear to the prospective sub-advisor. Moreover, we let them know that a requirement for becoming part of Masters’ Select is their ability to promise the expected level of attention not only today, but over the long run. As part of this discussion we address their longer-term business plans with the intent of making sure that whatever vision they have for their business, their Masters’ Select responsibilities will remain a priority. We also expect management of the sub-advisors firms to be enthusiastic, supportive and buy-in to the long-term commitment. We’ve been specifically including these discussions in our due diligence process for quite a few years now. And though we can’t guarantee that we won’t be disappointed at some point in the future, we believe our focus on sub-advisor commitment decreases the odds of that happening. And based on our experiences to date, the odds are already low.

The nature of Masters’ Select results in occasional and significant out-of-sync performance relative to benchmarks: Our original belief was that by combining multiple sub-advisors in a single fund we could capture the benefits of concentration based on each sub-advisor running a concentrated portfolio. We also believed we could do this without the volatility inherent in a highly concentrated portfolio. Moreover, by using sub-advisors with different approaches to stock picking we hoped to be gaining an additional layer of diversification that would smooth out performance.

We believe the funds have clearly benefited from diversification with significantly less volatility than most of the individual sub-advisors have experienced. And they have done so while still beating their benchmarks over the long run (see the individual fund reports for details). En route to beating their benchmarks over the life of each fund, each has experienced shorter periods in both up and down markets when they did not beat their benchmarks. This is not surprising to us especially given the nature of the Masters’ Select portfolio’s which are typically structured quite differently than their benchmarks. So, we never expected any Masters’ Select Fund (or any fund for that matter) to outperform in every period.

What has been somewhat surprising is that there have been occasional periods of significant underperformance. These have typically been followed by periods of significant out-performance. For example, Masters’ Select Equity has experienced five periods in its 8 1/2 year life where it lagged its benchmark by at least 3 percentage points (300 basis points). The last of these was for the period ending April of this year. In three of the first four periods Masters’ Select bounced back in the following months to recover all of the loss and more. The rebound from the last period of underperformance is still in progress. In the period when Equity didn’t recover its loss, it came close. Similarly, Masters’ Select International underperformed by at least 3% six times during its seven-year and seven-month life. In three of the first five periods of underperformance, Masters’ Select more than recovered the underperformance in the subsequent months. The rebound from the sixth period is still in progress. In the other two periods the full loss was almost recovered in the near term. We’re pleased to see Masters’ Select International rebound from a difficult year last year. Through the middle of this year it was comfortably ahead of its benchmark and despite ranking in the 86th percentile in 2004 its first half rebound has been strong enough so that its trailing 12-month peer group ranking falls in the top 8% of the Morningstar Foreign Large Blend category. (see page 18 for peer group rankings). More recently, both Equity and Value experienced one of their poor relative performance periods earlier in 2005. Both have begun to rebound recently. Please refer to pages 8, 18 and 28 for complete Morningstar ranking data for each fund. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

The occasional periods of significant underperformance and out-performance, along with the non-benchmark-like characteristics of the Masters’ Select portfolios together have led us to acknowledge that these occasional periods are likely to continue (both out and underperformance). Though we obviously can’t know for sure, we are confident that this will continue to occur within the scope of long-term out-performance. Historically, these out-of-sync performance periods have contributed to the long-term tendency of the Masters’ Select Funds to outperform their benchmarks because there have been more out-performance periods than there have been underperformance periods.

Efficient operations: When Litman/Gregory started the first Masters’ Select fund we were new to the operating side of the mutual fund business. Over the years we have learned the ropes and developed a sophisticated understanding of how to control operating costs. The fund’s treasurer, John Coughlan, bears most of the responsibility in this area and he has done a great job.

Careful and intelligent vendor selection and our management of vendor relationships has been a big part of our expense management. In addition, our negotiation skills have improved and we’ve learned how to use our growing size to take advantage of not only the obvious but sometimes the less obvious economies of scale (including re-negotiating contracts). We take seriously our responsibility to manage expenses and work hard to find ways to prudently reduce costs wherever possible. When we are able to generate savings, these are always passed through to the fund for the benefit of shareholders. Our non-management fee expenses continue to decline and are down to a low of 0.11% (11 basis points) for Masters’ Select Equity and a high of 0.18% (18 basis points) for Masters’ Select Smaller Companies Fund (with a smaller asset base this fund has fewer economies of scale).

Masters’ Select Performance

The performance of each Masters’ Select Fund is depicted and discussed in detail in the sections covering each individual fund later in this report. In this section of the report we discuss the overall success level of Masters’ Select and its distinctive structure.

The first half of 2005 was characterized by the usual ebbs and flows in the stock markets, but in the end returns were near zero for most major stock market indexes. Masters’ Select International had a relatively strong first half, significantly outperforming its benchmark and recovering its form after experiencing an out-of-character, very poor relative performance year in 2004. Masters’ Select Smaller Companies Fund delivered a slightly positive return which amounted to a strong relative performance compared to its Russell 2000 Index benchmark. Masters’ Select Equity and Value both struggled. As noted above, Equity and Value both lagged their benchmarks by a significant margin.

As we always point out, it is long-term performance that we care about most, and over long periods of time the Masters’ Select Funds have met our original expectations of benchmark beating performance. There are three metrics we regularly track and present in these reports that serve as a helpful report card on the Masters’ Select long-term performance and ultimately, the success of the Masters’ Select concept. These metrics are updated below:

1st Metric: Each Fund’s Overall Fund Performance Since Inception

Each of the three older Masters’ Select Funds has outperformed their passive index benchmarks by a comfortable margin after taking into account all fund expenses:

MASTERS’ SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
Average Annual
Outperformance
Fund	Length of Operation	Index Benchmark	Over Benchmark
Masters’ Select Equity	8 years and 6 months	Russell 3000	2.04% (204 basis points)
Masters’ Select International	7 years and 7 months	MSCI ACWI ex-US	4.68% (468 basis points)
Masters’ Select Value	5 years	Russell 3000 Value	0.63% (63 basis points)

Masters’ Select Smaller Companies is only two years old so we don’t include it in this analysis. Though it outperformed its benchmarks in 2004 and through the first half of 2005, it underperformed in its first six months by enough so that its since inception performance was slightly behind its benchmark (20.6% versus 20.8%). Its overall performance has been held back by very high levels of cash in the initial months and to a lesser extent throughout 2004. Please refer to pages 7, 17, 27 and 36 to view the performance of each of the funds and their respective benchmarks for all relevant time periods.

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2nd Metric: Consistency of Out-performance

It is widely documented that beating a passive index over the long run is a rare feat for active managers. In fact there are many investment professionals and academics who believe active management is folly because the odds are stacked so heavily in favor of index funds. In the case of Masters’ Select, each fund with at least a three-year history has in fact, as mentioned above, bested its benchmark over the long run. This is one measure of consistency that we believe offers a reason for optimism. Another measure is the percentage of times that each fund outperforms its benchmark over rolling three-year and five-year time periods. While we would like each Masters’ Select Fund to outperform its index benchmark in every three-year period, that has not proven possible and is perhaps an unrealistic standard since one bad year can have a huge impact on any three-year period. What we do seek is for each Masters’ Select Fund to outperform its benchmark a very high percentage of the time over this intermediate time period of three years, and a higher percentage of the time over five-year periods. So far this goal has been achieved as depicted in the following table. Though there are never any guarantees and past performance cannot be relied on to predict future performance, we believe consistently good performance over intermediate to longer-term time periods gives shareholders a reason to have confidence that a fund is a good bet to outperform its benchmark over most reasonably long time periods. So far we believe the Masters’ Select Funds have achieved this objective.

The evidence is outlined in the following table.

PERCENTAGE OF TIMES FUND BEAT ITS INDEX BENCHMARK OVER ROLLING THREE-YEAR TIME PERIODS*
	Number of		Number of
	Three-Year	Percentage	Five-Year	Percentage
Fund	Periods	Outperformed	Periods	Outperformed
Masters’ Select Equity	67	93%	43	100%
Masters’ Select International	56	70%	32	91%
Masters’ Select Value	25	64%	1	100%

*
The first rolling three-year period is reached 36 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 36-month period. The first rolling five-year period is reached 60 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 60-month period.

We believe the consistency of the out-performance across time periods and across funds strongly suggests that Masters’ Select has performed well for reasons that can’t be explained by mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund’s success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the likelihood that the out-performance may be repeated. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled and that the Masters’ Select structure enhances the ability of managers to succeed. With respect to this test, the evidence seems overwhelming. Every sub-advisor who has ever run a Masters’ Select portfolio for at least three years has outperformed his or her benchmark after taking into account all fees. (There is more detail on this metric in the sections on each individual fund.) For now we will simply summarize the facts, which are that there have been 15 managers who have picked stocks for Masters’ Select for at least three years and all have outperformed their benchmarks during their Masters’ Select tenure. This includes four managers who are no longer part of Masters’ and two others who are included twice because they are part of two Masters’ Select Funds. The odds of this out-performance happening by chance would seem to be quite low.

We continue to believe that together, the above metrics offer strong evidence that the Masters’ Select concept is being well executed and is delivering.

Developments

Masters’ Select International Sub-Advisors: As discussed in the 2004 Annual Report and the 2005 First Quarter Shareholder Letter, Amit Wadhwaney of Third Avenue Management and Jim Gendelman of Marsico Capital Management were added to the fund’s line-up. Dan Jaworski and Mark Yockey were removed. These changes were discussed in prior reports and a detailed Q&A discussing the changes is available at www.mastersfunds.com.

David Winters leaves Franklin Mutual Advisors: In May, Masters’ Select sub-advisor David Winters resigned his position at Franklin Mutual Advisors. Since his departure, Michael Embler has been promoted to the position of CIO at Franklin Mutual and has taken over Winters’ role as stock-picker for the Franklin Mutual portion of Masters’ Select Value. We continue to be in the process of examining all our options. These include continuing the new relationship with Franklin Mutual, hiring Winters at his new firm or hiring another sub-advisor. We are in the midst of assessing the impact of Winters’ departure on Franklin Mutual and we are also conducting due diligence on Winters’ new firm and other value managers.

Expenses: Fund expenses inched lower for all four Masters’ Select funds during the first half of 2005. See the individual fund discussions in this report for more details.

Taxes: At this point all four of the Masters’ Select funds have some recognized capital gains. See the individual fund discussions for more detail.

Litman/Gregory’s Investment in Masters’ Select: The owners and employees of Litman/Gregory as well as the independent trustees of Masters’ Select continue to have great confidence in the Masters’ Select concept and our ability to successfully execute it with the assistance of our sub-advisors. This is why our substantial investment in Masters’ Select continues to grow. As of June 30, 2005, the combined total investment in Masters’ Select from owners, employees and trustees was $10.2 million. Of this total, the independent trustees held $3.9 million worth of shares.

Accolades: The investment publication, Motley Fool Champion Funds interviewed us (actually Jeremy DeGroot) about various aspects of Masters’ Select. The interview offers insight into Litman/Gregory’s approach to running Masters’ Select. The interview can be found on www.mastersfunds.com (click on the “news” tab on the left side navigational bar).

In Closing

We again thank you for your confidence. We at Litman/Gregory as well as the Masters’ Select sub-advisors, take our responsibilities seriously and will stay focused on our goal of generating superior long-term returns.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Please refer to pages 7, 17, 27 and 36 to view the performance of each of the funds and their respective benchmarks for all relevant time periods.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Past performance is not a guarantee of future results.

Masters’ Select Equity Fund Review

The stock market struggled in the first half of 2005. Most U.S. equity benchmarks were flat to slightly down during the period. Digging deeper, value stock benchmarks exhibited slightly positive returns. From a sector standpoint only energy stocks and utilities offered double-digit returns and most other sectors were underwater. Within this environment Masters’ Select Equity lagged its benchmarks by a rather large margin while losing 4.26%, though its long-term track record relative to its benchmarks remains excellent as depicted and discussed below.

Comparison Chart

The value of a hypothetical $10,000 investment in Masters’ Select Equity Fund from its inception (12/31/96) to present as compared with the Russell 3000 Index, the Custom Equity Index and the Lipper Multi-Cap Core Index.

Performance As of June 30, 2005

		Average Annual Total Returns
	Year to				Since
	Date				Inception
	Return	One-Year	Three-Year	Five-Year	(12/31/96)
Masters Select Equity Fund	-4.26%	2.10%	9.69%	1.95%	9.65%
Custom Equity Index	-0.87%	7.78%	9.70%	-0.47%	7.51%
Russell 3000 Index	0.00%	8.06%	9.46%	-1.35%	7.61%
Lipper Multi-Cap Core Fund Index	0.46%	8.52%	9.87%	-0.77%	7.24%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

The fund may invest in foreign securities. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 59 for index definitions

Long-Term Performance Analysis

As is always the case, the entire Masters’ Select team continues to focus its effort on extending each fund’s strong long-term performance record relative to its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of a year or longer during which performance will be sub-par. Such a period took place from January through April of 2005 during which Masters’ Select Equity lagged its benchmark by over 5 1/2 percentage points. Based on monthly performance, there have been four other periods in the history of Masters’ Select Equity when the fund underperformed its benchmark by at least three percentage points. In three of these four periods, a period of outperformance immediately followed during which the fund more than made up for the previous period of lagging performance. In the fourth period, a period of outperformance followed but it fell about one percentage point short of fully recouping the underperformance.

The past tendency of the fund to rebound from temporary periods of lagging performance has been an important factor in building the fund’s long-term record. So despite the funds disappointing performance during the first four months of 2005, we believe Masters’ Select Equity has clearly achieved its long-term performance objective relative to its benchmarks over its 8 1/2 year life. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund’s positive record provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. We believe the fund’s performance accomplishments outlined below are also encouraging (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs).

•
The fund has outperformed the Russell 3000, the best-performing of its benchmarks, by 2.04 percentage points (204 basis points) since its inception, as measured by average annual total return. This margin equates to 1.27 times the return of the Russell 3000 over the same period.

•
Over its full life the fund has outperformed the S&P 500 by an average annualized margin of 2.25% (225 basis points). We don’t view this index as a primary benchmark because it is more large-cap oriented than Masters’ Select Equity. For the one-year, five-year and since inception periods ended 6/30/05, the S&P 500 Index average annual total returns were 6.32%, -2.38% and 7.40%, respectively.

•	The fund has outperformed its Custom Equity benchmark and its Russell 3000 benchmark in six out of eight calendar years.

•	The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000, 2001 and 2004).

•
The fund has outperformed, on a total return basis, all of its benchmarks in down years for the stock market (2000, 2001 and 2002) as well as in the up years of 1999 and 2004. In the up years of 1997 and 2003 it outperformed two of its three benchmarks. This year, with its benchmarks flattish, Masters’ Select Equity has underperformed.

•
While we believe three-year time periods are still relatively short and five years is a better minimum period over which to measure performance, the consistency of the fund’s performance over both periods is, in our view, a valuable measure of performance. There have been 67 rolling three-year time periods during the fund’s life (the first starting at the fund’s inception, and then in each subsequent period commencing at the beginning of the next month). Masters’ Select Equity has out-returned its Custom Equity benchmark in 62 of these periods (and tied once), as measured by average annual total return. This amounts to outperformance in 93% of the defined three-year periods. We believe this consistency is noteworthy. Masters’ Select Equity has outperformed the same benchmark (and all of its benchmarks) in all 43 of the rolling five-year periods.

•
Though the fund’s rough period earlier this year hurt its ranking, since its inception (12/31/96) and over shorter time periods, the fund remains highly ranked compared to its Lipper Category. (Note: lower percentile scores reflect a higher ranking.)

MASTERS’ SELECT EQUITY FUND LIPPER MULTI-CAP CORE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31								Trailing Periods As of June 30, 2005
	1997	1998	1999	2000	2001	2002	2003	2004	One-Year	Three-Year	Five-Year	Since Inception (12/31/96)
% Rank In Category	34.0%	64.2%	40.3%	25.2%	19.9%	32.8%	27.1%	23.8%	88.7%	30.1%	31.7%	29.1%
Funds in Category	156	187	253	310	457	470	597	722	751	538	382	196

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

•
The fund has also ranked in the top 13% of its Morningstar Large Blend peer group over the trailing five years as outlined in the table. (Note: lower percentile scores reflect higher rankings.) It also delivered six consecutive years of top quartile returns through last year.

MASTERS’ SELECT EQUITY FUND MORNINGSTAR LARGE BLEND PEER GROUP RANKING
	Annual Ranking As of December 31								Trailing Periods As of June 30, 2005
	1997	1998	1999	2000	2001	2002	2003	2004	One-Year	Three-Year	Five-Year
% Rank in Category	49%	78%	19%	15%	5%	23%	10%	12%	89%	12%	13%
Funds in Category	476	623	768	917	1,072	1,243	1,386	1,216	1,498	1,206	912

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
All five of the fund’s long-tenured managers have outperformed their benchmarks during their tenure at the fund. In addition, Sig Segalas, who was replaced in October 2003, also outperformed his benchmark during his almost seven-year tenure. Two other managers who had been replaced in earlier years did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE
versus BENCHMARKS
Tenure Through June 30, 2005*
Masters’ Select Equity	Annualized Performance Margin
(Net of Allocated Expenses)
Manager 1	14.75%
Manager 2	7.40%
Manager 3	3.27%
Manager 4	2.97%
Manager 5	0.55%

*
This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks. Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Bill D’Alonzo	12/31/96	Russell 2500 Growth
Chris Davis	12/31/96	S&P 500
Mason Hawkins	12/31/96	Russell 3000 Value
Bill Miller	03/24/00	S&P 500
Dick Weiss	12/31/96	Russell 2000

•
Masters’ Select Equity has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark’s after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because Masters’ Select Equity’s after-tax return exceeds the pre-tax return of all its benchmarks. The fund’s average annual return over its life assuming all shares were liquidated on June 30, 2005, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 7.65%. Masters’ Select Equity Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/31/96) periods ended June 30, 2005 are 2.10%, 1.38% and 8.16%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/96) periods ended June 30, 2005 are 1.36%, 1.44% and 7.65%, respectively.

We continue to believe that taken together, the above evidence is compelling and it raises Litman/Gregory’s confidence in the fund’s potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence we expect that there will be occasional years in which performance will be disappointing. Moreover, the stock market will likely remain volatile with occasional losing years.

Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2005. The highlights follow.

Performance of managers: In the first half of the year, two of the six Masters’ Select Equity stock pickers outperformed their respective benchmarks by a wide margin, one manager performed in line with his benchmark and three of the managers significantly underperformed their benchmarks. It is typical for some, but not all, of the fund’s stock pickers to beat their benchmarks in any specific shorter-term period. But over the long run we seek to have each sub-advisor beat their benchmarks. To date, five of the current Masters’ Select Equity sub-advisors have achieved that goal after taking into account all allocated expenses. The sixth manager trails the benchmark by a small margin of 23 basis points (0.23%) but their tenure on the fund is less than two years, a time period we believe is too short to use in assessing performance. There was a very wide dispersion in returns across the six managers in the first half of 2005. The returns ranged from a loss of 10.9% to a gain of 4.9%.

Sector and stock picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process provides some insight to understanding the fund’s year-to-date relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the Russell 3000 Index had a negative effect on performance during the first half of 2005. The fund’s large over-allocation to consumer discretionary stocks hurt performance as this was one of the weakest performing sectors in the first half of year. Meanwhile, the fund was underweighted to the two top-performing sectors—energy and utilities—which also detracted from returns relative to the benchmark. Apart from the sector allocations, the fund’s overall stock-picking also had a negative impact on returns relative to the Russell 3000 benchmark. This is unusual. In particular, the managers’ stock holdings in the industrials and consumer discretionary sectors did poorly compared to the benchmark returns for those sectors. However, stock-picking added value in both the healthcare and energy sectors. Looking at the fund in terms of market capitalization, the stock-picking was strongest (and added value) in small-cap names and weakest among the largest companies.

Leaders and laggards: During the first half of the year, all but one of the managers held at least one stock that was among the fund’s largest winners on a dollar basis. Both small-cap managers were represented in the top-ten gainers. Meanwhile, all four of the large-cap managers, and neither of the small cap managers, held at least one stock that was among the fund’s ten largest dollar losers. Only one of the ten largest winners (Progressive Corp.) was also a top-ten holding of the fund at the end of June, while four of the largest losers (Tyco, Amazon.com, J. P. Morgan Chase and IAC/InteractiveCorp) were among the fund’s top-five largest holdings. This partly explains the fund’s lagging performance during the past six months. Six of the fund’s ten largest winners and all ten of the largest losers were still held in the portfolio at mid-year. In many cases the managers were adding to these recent losers, reflecting a high level of conviction in their longer-term appreciation potential.

The table on page 11 lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Equity for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The fund’s sector exposure changed modestly during the first half of 2005. The biggest changes were an increase in the allocation to the materials sector from 1.6% of net assets to 5.6% and an increase in the energy weighting from 3.7% to 5.9%. Relative to the Russell 3000 benchmark, the fund remains significantly overweighted to the consumer discretionary sector (30.0% of the portfolio versus 12.9% for the index). This sector encompasses a wide variety of industries, including media, retailing, lodging, restaurants, autos and consumer durables. The most underweighted sectors in the fund were heath care (3.9% versus 13.6% for the index) and consumer staples (2.8% versus 8.5%).

In the first half of the year, the fund’s exposure to larger-cap stocks increased by roughly five percentage points, while its exposure to mid-cap stocks declined by roughly the same amount. The exposure to small-cap stocks rose slightly to 12.5%, still below the fund’s historical average allocation to smaller companies. Foreign stocks accounted for 9.4% of the portfolio, up from 7.2% at year end.

The fund’s cash position dropped to 2.3% from 7.1% at year end as Mason Hawkins found qualifying investments for his large cash stake earlier this year. Dick Weiss is the only manager who continues to hold a substantial amount of cash (16%).

Please see page 12 for a breakout of the fund’s sector and market-cap exposure.

Miscellaneous

Taxes: After several years of avoiding taxable distributions, Masters’ Select Equity has finally used up its tax loss carryover. As of June 30 the fund had a small recognized (but not distributed) long-term capital gain of $0.16 per share, equal to 1.1% of net assets. At this point in the year it is too early to know whether the fund’s sub-advisors will be able to offset this gain with losses or whether the gain will be larger. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Through the first half of 2005 expenses are accruing at a 1.20% annual rate. This represents a decline from the 1.22% expense ratio incurred in 2004.

In Closing

We continue to view the global stock markets as neither particularly compelling nor particularly unattractive. Based on Litman/Gregory research, stocks appear to be in a fair value range, though the various economic risks associated with household debt levels and the U.S. trade deficit remain. Of course our view of the stock market is largely irrelevant to the performance of Masters’ Select since the portfolio is a function of the bottom-up stock picking of each of the fund’s sub-advisors.

Of course the overall stock market environment is an important influence on the performance of any equity fund. But regardless of overall equity market performance we remain confident in the potential of Masters’ Select Equity to continue to perform well over the long run relative to its benchmarks. As we’ve stated previously, though past performance isn’t by itself predictive, our confidence flows from our belief in the skills of the Masters’ Select stock pickers along with their mandate to focus on their highest conviction ideas. We believe that together, these factors explain most of the fund’s success over its 8 1/2 year life.

We thank you for your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 13 for specific stock commentaries written by the Masters’ Select Equity managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Masters’ Select Equity Fund Leaders and Laggards

For the Six Months Ended June 30, 2005 (Unaudited)

By Percentage Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
EOG Resources, Inc.	$9,292,800	59.5%
Google, Inc. - Class A	3,308,907	52.3%
Accredo Health, Inc.	2,407,579	42.6%
Conn’s, Inc.	2,256,588	39.4%
Wilson Great Batch Technologies, Inc.	1,988,740	36.4%
Arch Coal, Inc.	1,999,416	35.7%
Genentech, Inc.	4,058,169	31.5%
THQ, Inc.	1,519,512	29.5%
ResMed, Inc.	1,516,225	27.0%
Bebe Stores, Inc.	1,152,611	24.6%
	$29,500,547

Level 3 Communications, Inc.	$(4,488,000)	(40.1%)
Navigant Consulting Co.	(2,220,560)	(39.8%)
eBay, Inc.	(8,855,336)	(38.2%)
Gemstar - TV Guide International, Inc.	(2,163,567)	(29.9%)
Mentor Graphics Corp.	(1,930,572)	(29.3%)
ATI Techonology, Inc.	(1,714,127)	(28.7%)
Arkansas Best Corp.	(1,204,324)	(26.4%)
QUALCOMM, Inc.	(3,006,678)	(22.1%)
Amazon.Com, Inc.	(4,024,058)	(22.1%)
Steel Dynamics, Inc.	(1,022,460)	(17.9%)
	$(30,629,682)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
EOG Resources, Inc.	$9,292,800	59.5%
Genentech, Inc.	4,058,169	31.5%
Google, Inc. - Class A	3,308,907	52.3%
Progressive Corp.	2,768,134	16.2%
Accredo Health, Inc.	2,407,579	42.6%
Conn’s, Inc.	2,256,588	39.4%
Cemex SA de CV	2,162,154	16.9%
Arch Coal, Inc.	1,999,416	35.7%
Wilson Great Batch Technologies, Inc.	1,988,740	36.4%
THQ, Inc.	1,519,512	29.5%
	$31,761,999

eBay, Inc.	$(8,855,336)	(38.2%)
Amazon.Com, Inc.	(7,534,291)	(22.1%)
Tyco International Ltd.	(7,390,200)	(17.8%)
Level 3 Communications, Inc.	(4,488,000)	(40.1%)
QUALCOMM, Inc.	(3,006,678)	(22.1%)
Eastman Kodak Co.	(2,867,580)	(16.3%)
FedEx Corp.	(2,779,320)	(17.6%)
IAC/InterActiveCorp.	(2,749,489)	(11.6%)
Network Appliance, Inc.	(2,640,330)	(14.9%)
JPMorgan Chase & Co.	(2,570,454)	(9.5%)
	$(44,881,678)

Masters’ Select Equity Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Craig Blum/Stephen	TCW Investment Management	20%	Mostly mid- and	Growth
Burlingame	Company		large-sized companies
Christopher Davis/	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a
Kenneth Feinberg				reasonable price
Bill D’Alonzo and	Friess Associates, LLC	10%	Small and mid-sized	Growth
team			companies
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global,	Value
			may have up to 50%
			foreign stocks
Bill Miller	Legg Mason Funds Management, Inc.	20%	All sizes, but mostly	Eclectic, may invest
			large and mid-sized	in traditional value
			companies	stocks or growth
				stocks
Dick Weiss	Wells Capital Management, Inc.	10%	Small and mid-sized	Growth at a
			companies	reasonable price

Portfolio Composition

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 79 securities, excluding of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic > $12.3 billion

By Sector
	Sector Weights
		Russell 3000
	Fund	Index
Consumer Discretionary & Services	30.0%	12.9%
Finance	24.3%	21.2%
Industrials	12.7%	10.5%
Technology	11.2%	15.4%
Energy	5.9%	8.0%
Materials	5.6%	3.2%
Healthcare, Pharmaceuticals & Biotechnology	3.9%	13.6%
Consumer Staples	2.8%	8.5%
Telecommunications	0.8%	3.0%
Utilities	—	3.7%
Notes & Bonds	0.5%	—
Cash Equivalents & Other	2.3%	—
Net Assets	100.0%	100.0%

Masters’ Select Equity Fund Stock Highlights

Google, Inc. - Craig Blum and Steve Burlingame

Google is the market share leader in the online paid-search industry with a stated mission of making useful information universally accessible to the world at low cost. We believe the online advertising industry generally and the paid-search industry in particular, is only now beginning to hit critical mass and relevance within the $250 billion North American advertising market. Google has developed a cost and scalability advantage that results from both proprietary technology and a differentiated growth strategy around its core paid-search business and advertising and content networks. We expect new products and services designed to complement Google’s existing business to drive further revenue opportunities beyond the attractive growth potential of the online advertising business. With strong and sustainable advantages within the growing Internet search industry, a highly profitable economic model and a high-quality management team, we consider Google an attractive long-term investment. Currently, Google is only addressing the on-line advertising and marketing opportunity around text-based search, which is estimated to represent less than half of the current $9 billion spend for on-line advertising and marketing domestically, with the balance and majority of the spend being on marketing-oriented activities such as banner ads that heavily leverage graphics and animation. Given that Google already has the assets, infrastructure and relationships in place with advertisers for text-based search and advertising, we think that over time they will be able to creatively capture significantly more of the addressable market opportunity at very low incremental cost. Our belief is that they could double their current addressable market opportunity at low incremental costs and create a meaningful margin of safety should growth in their existing business slow.

Comcast Corp. - Christopher Davis

Due to its historical roots and the fact that it is the nation’s largest TV provider, Comcast is often thought of as just a cable TV company. That is quickly changing. The cable TV industry is at a major inflection point where the much-hyped idea of media “convergence” is actually happening as video, broadband and voice are converging into an integrated product offering. Broadband speeds now make it possible to watch video and talk over the cable modem connection, while video on demand (VOD) is a reality too, with thousands of hours of shows and movies available whenever you want.

Comcast is best positioned to capitalize on the opportunities made available by advances in technology. With 21.5 million video subscribers, Comcast’s scale makes it the low cost provider as well as creating opportunities unavailable to its smaller competitors. In 2004, Comcast’s programming expenses rose 5% compared to 13% for the second largest player. Comcast’s size also enabled it to extract concessions from Motorola, its main equipment supplier, which will allow numerous equipment suppliers to compete for Comcast’s business.

Perhaps Comcast’s most important competitive advantage is the quality of its management team. Brian Roberts (CEO) and Steve Burke (COO) lead a talented team that have a clear strategic vision and continue to innovate while proving year after year that they know how to execute. Comcast is focused on creating a differentiated product with, for example, thousands of more hours of programming available in VOD than any other cable company and unique content available on its webpage, Comcast.net. With the 2002 acquisition of AT&T broadband’s 13.1 million subscribers, Brian Roberts and Steve Burke also showed they really know how to operate a cable company by raising the AT&T margins from 28% to 39% in only two years.

Despite their numerous opportunities for growth, Comcast is trading at a very attractive 11x 2005 owner earnings for two main reasons. First, Comcast’s financial results do not lend themselves to easy analysis. The large $4.6 billion of annual depreciation and amortization depresses GAAP earnings and reflects only the past cost of building the cable infrastructure and not the future cost of maintaining the plant. Meanwhile, the $3.3 billion of current capital expenditures depresses free cash flow without taking into account that the set-top boxes, cable modems and digital phone equipment being purchased will be used by customers for years to come and so should be normalized in the current period. Second, the large telephone companies, Verizon and SBC have announced that they plan to build a fiber optic network to compete with Comcast’s video offering. While it is difficult to forecast what impact the presence of a fourth competitor after DirecTV and Echostar will have on the market, chances are that the massive scale of the fiber optic rollout, higher cost structure and utility company culture of the Bells will result in delayed competition and a less than formidable competitor. In any case, we believe the low multiple is more than pricing in the risk of increased competition and provides a margin of safety.

Nautilus, Inc. - Bill D’Alonzo

Baby boomers are leading a multi-billion dollar effort to maintain their waistlines and prolong their lives through exercise. In order to make Nautilus equipment their chosen route to fitness, a new management team is working hard to put the company in prime condition.

NYSE-listed Nautilus Inc. manufactures high-quality fitness equipment under the brand names Nautilus, Bowflex, Schwinn Fitness, StairMaster, TreadClimber and Trimline. The company’s products generated $549 million in revenue in the 12 months through March.

The revenue total, representing a 10 percent year-over-year increase, reflects the early fruits of an effort to revitalize the Nautilus product line after competitors ate into sales in 2003 with a flood of lower-priced alternatives to the company’s flagship Bowflex machine. The management team that came on board in July that year has since brought on new high-end products and expanded beyond the company’s former direct-from-the-manufacturer-only distribution strategy.

March-quarter earnings growth of 47 percent exceeded estimates as a larger assortment of equipment helped boost sales across all selling channels. Direct-to-consumer sales jumped 34 percent on strong sales of Bowflex, TreadClimber and SelecTech Dumbbell products. New high-end elliptical and treadmill systems hit the specialty and commercial channels. Meanwhile, retailers such as The Sports Authority, Dick’s Sporting Goods and Costco sold more of the company’s lower-price-point machines.

The Friess team spoke to Chief Financial Officer Bill Meadowcroft regarding Nautilus’ use of an enterprise-wide software system to enhance supply-chain management. After reordering delays with overseas suppliers impacted sales this past holiday season, the system was developed to facilitate more efficient material logistics.

With strong cash flow and little debt, Nautilus is expected to continue expanding existing brands through updated models, new equipment and niche acquisitions. The Friess team bought shares at 18 times current 2005 earnings estimates. Wall Street expects the company to grow earnings 40 percent this year.

Minerals Technologies, Inc. - Dick Weiss

Minerals Technologies develops and produces performance-enhancing minerals, mineral-based products and synthetic mineral products for the paper, steel, polymer, healthcare and other manufacturing industries on a worldwide basis. The company helps industrial clients lower operating costs and improve product quality. The product is priced so that the company earns a portion of these cost savings. Specialty Minerals Inc. (SMI) and MINTEQ®International Inc. (MINTEQ) are the company’s two principal subsidiaries contributing 67.5% and 32.5% of net sales in 2004, respectfully.

SMI is the world’s largest supplier of precipitated calcium carbonate (PCC) to the paper industry. The PCC products are used primarily as fill and coating to lessen the need for expensive wood fiber and pigments in the production of paper. Minerals Technologies has presided over the conversion of more than 80% of the U.S. paper industry from acid to alkaline paper production and has a 60% worldwide market share. Recently, the company has developed a new filler fiber that could substantially increase the demand for PCC with its percentage of paper rising from 16% to 20%.

MINTEQ is the leader in refractory technology. Refractory products are consumable material used to insulate blast furnaces used in steel production. The company has a small worldwide share of a very fragmented market. However, this segment should experience above average growth through innovative products, international expansion and the general recovering of the steel industry.

The main challenge facing Minerals Technologies is the cyclicality of its customers. This is alleviated somewhat by the fact that the company’s products are tied to production rather than price. Minerals Technologies invests heavily in research and development to maintain their technological leadership and to maintain growth objectives. This R&D sets the company apart from its competitors and gives it a sustainable competitive advantage. One key example is Synsil, which should drive growth in the future.

Synsil is an innovative product consisting of composite material, which will result in a major change in glass manufacturing through a reduction in the temperature required to make glass. As a result, costs are dramatically reduced through a combination of lower energy costs, less furnace wear and decreased downtime.

Having spent the last few years treading water as the market ascertained the likely success of its new products, Minerals Technologies appears poised to show good growth for the next few years. Given the uniqueness of its products and the long-term nature of its competitive advantage, we believe the stock is attractive at around 18x 2006 earnings.

IAC/InterActiveCorp - Bill Miller

IAC/InterActiveCorp. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 33.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Masters' Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2005 (Unaudited)

Shares/ Principal Amount		Value
COMMON STOCKS: 97.2%

Consumer Discretionary: 30.0%
929,400	Amazon.Com, Inc.*	$30,744,552
65,900	Apollo Group, Inc.*	5,154,698
33,967	Comcast Corp. - Class A*	1,042,787
680,000	Comcast Corp. - Special Class A*	20,366,000
231,000	Conn's, Inc.*	5,652,570
1,108,000	DIRECTV Group, Inc. (The)*	17,174,000
311,000	Disney (Walt) Co.	7,830,980
550,000	Eastman Kodak Co.	14,767,500
433,500	eBay, Inc.*	14,309,835
275,000	Emmis Communications Corp. - Class A*	4,859,250
1,415,000	Gemstar - TV Guide International, Inc.*	5,079,850
441,000	General Motors Corp.	14,994,000
350,000	Home Depot, Inc. (The)	13,615,000
875,000	IAC/InterActiveCorp*	21,043,750
527,000	Koninklijk (Royal) Philips Electronics NV	13,275,130
1,302,000	Liberty Media Corp.*	13,267,380
239,500	Nautilus Group, Inc.	6,825,750
132,300	Phillips-Van Heusen	4,324,887
161,200	Pixar, Inc.*	8,068,060
105,000	Starbucks Corp.*	5,424,300
278,000	Vivendi Universal SA	8,709,740
394,800	XM Satellite Radio Holdings, Inc. - Class A*	13,288,968
		249,818,987
Consumer Staples: 2.8%
206,000	Altria Group, Inc.	13,319,960
135,000	Costco Wholesale Corp.	6,050,700
147,800	Heineken Holding NV - Class A	4,130,644
		23,501,304
Energy: 5.9%
440,000	EOG Resources, Inc.	24,992,000
150,000	GlobalSantaFe Corp.	6,120,000
105,000	Houston Exploration Co. (The)*	5,570,250
385,000	KCS Energy, Inc.*	6,687,450
375,000	Pioneer Drilling Co.*	5,722,500
		49,092,200
Finance: 24.3%
283,200	American Express Co.	15,074,736
279,900	American International Group, Inc.	16,262,190
485,000	Aon Corp.	12,144,400
154	Berkshire Hathaway, Inc. - Class A*	12,859,000
225,000	Capital One Financial Corp.	18,002,250
190,400	Citigroup, Inc.	8,802,192
204,600	Commerce Bancorp, Inc.	6,201,426
305,000	Conseco, Inc.*	6,655,100
60,500	Fairfax Financial Holdings Ltd.	10,043,000
494,851	HSBC Holdings Plc	7,895,587
696,600	JPMorgan Chase & Co.	24,603,912
105,500	Julius Bear Holding AG - Class B	6,448,273
215,000	MGIC Investment Corp.	14,022,300
200,900	Progressive Corp.	19,850,929
150,000	Transatlantic Holdings, Inc.	8,373,000
239,100	Universal American Financial Corp.*	5,408,442
250,000	Washington Mutual, Inc.	10,172,500
		202,819,237
Healthcare, Pharmaceuticals & Biotechnology: 3.9%
125,000	Cephalon, Inc.*	4,976,250
144,700	Genentech, Inc.*	11,616,516
180,000	Icon Plc SA*	6,246,000
90,000	ResMed Inc.*	5,939,100
190,000	Salix Pharmaceuticals Ltd.*	3,355,400
		32,133,266
Industrials: 12.7%
146,100	Armor Holdings, Inc.*	5,787,021
365,000	BE Aerospace, Inc.*	5,704,950
158,500	Engineered Support System, Inc.	5,679,055
159,000	FedEx Corp.	12,880,590
183,000	Lincoln Electric Holdings, Inc.	6,066,450
142,000	Pentair, Inc.	6,079,020
440,000	Republic Services, Inc.	15,844,400
1,130,000	Tyco International Ltd.	32,996,000
514,000	Waste Management, Inc.	14,566,760
		105,604,246
Materials: 5.6%
353,303	Cemex SA de CV	14,987,113
100,000	LaFarge North America, Inc.	6,244,000
95,000	Minerals Technologies, Inc.	5,852,000
236,200	Sealed Air Corp.*	11,760,398
225,000	United States Steel Corp.	7,733,250
		46,576,761
Technology: 11.2%
189,100	Dell, Inc.*	7,471,341
430,000	Digitas, Inc.*	4,906,300
80,000	Global Payments, Inc.	5,424,000
31,700	Google, Inc. - Class A*	9,324,555
155,000	Hutchinson Technology, Inc.*	5,969,050
188,200	Maxim Integrated Products, Inc.	7,191,122
295,000	Mentor Graphics Corp.*	3,023,750
533,400	Network Appliance, Inc.*	15,079,218
730,000	Powerwave Technologies, Inc.*	7,460,600
320,200	QUALCOMM, Inc.	10,569,802
484,900	Yahoo!, Inc.*	16,801,785
		93,221,523
Telecommunications: 0.8%
3,300,000	Level 3 Communications, Inc.*	6,699,000

TOTAL COMMON STOCKS
(cost $676,709,961)		809,466,524

NOTES & BONDS: 0.5%

Telecommunications: 0.5%
$4,650,000	Level 3 Communications, Inc., 10.000%, 05/01/11+	4,170,432

TOTAL NOTES & BONDS
(cost $4,650,000)		4,170,432

Masters' Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2005 (Unaudited) – (Continued)
Principal Amount		Value
SHORT-TERM INVESTMENTS: 2.0%

$101,000	State Street Bank & Trust Co., 3.250%, 06/30/05, due 07/01/05 [collateral: $135,000, FNMA Pool No. 748704, 4.500%, due 10/01/18, value $104,964] (proceeds $101,009)	101,000
$16,877,000	State Street Bank & Trust Co., 1.750%, 06/30/05, due 07/01/05 [collateral: $17,250,000, U.S. Treasury Notes, 3.625%, due 06/30/07, value $17,228,438] (proceeds $16,887,820)	16,877,000

TOTAL SHORT-TERM INVESTMENT
(cost $16,978,000)		16,978,000

TOTAL INVESTMENT IN SECURITIES
(cost $698,337,961): 99.7%		830,614,956

Other Assets less liabilitites: 0.3%		2,394,713

NET ASSETS: 100.0%		$833,009,669

* Non-income producing security.
+ Illiquid securities.

See accompanying Notes to Financial Statements.

Masters’ Select International Fund Review

Foreign stock markets struggled during the first half of 2005 with returns to U.S. based investors also hurt by the U.S. dollar’s rebound versus a number of currencies. Most core international benchmarks were flattish in the first half. With a return of 3.02%, Masters’ Select International Fund delivered a very strong return relative to its benchmarks and peer group. Details follow.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index, the S&P Citigroup PMI Global (ex US) Index and the Lipper International Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance As of June 30, 2005

	Average Annual Total Returns
Year to				Since
Date				Inception
Return	One-Year	Three-Year	Five-Year	(12/1/97)
Masters Select International Fund
3.02%	17.75%	10.72%	0.80%	10.34%
MSCI All Countries World Free (ex US) Index
0.32%	16.95%	14.07%	0.71%	5.66%
S&P Citigroup PMI Global (ex US) Index
0.52%	17.10%	13.94%	0.68%	5.92%
Lipper International Fund Index
-0.65%	13.44%	11.16%	-0.19%	5.36%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 59 for index definitions

Note that starting with this report we are introducing an additional benchmark, the S&P Citigroup PMI Global (ex US) Index. This index is very similar in construction to the MSCI benchmark we have been using since the fund’s inception, and its returns have been similar to those of the MSCI Index over the life of the fund. The reason for adding this benchmark is that it is easier for us to access data on the underlying benchmark portfolio for purposes of performance attribution analysis.

Long-Term Performance Analysis

The entire Masters’ Select team continues to focus its efforts on expanding each fund’s strong long-term performance record relative to its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of sub-par performance, as was the case for this fund during 2004. As noted above, the fund has experienced a strong rebound in 2005. The following presents important information that should be helpful in assessing the fund’s long-term performance.

Over its seven-year and seven-month life, Masters’ Select International has beaten its benchmarks by a wide margin and ranked in the top 6% of its Lipper Category peer group. This is consistent with the fund’s long-term objectives. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund’s positive record provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. In our opinion many of the fund’s specific performance accomplishments are encouraging, including the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

•
The fund out-returned, as measured by average annual total return, the best performing of its benchmarks by 4.42 percentage points (442 basis points) since its inception seven years and seven months ago. This margin equates to 1.75 times the return of the benchmark (S&P Citigroup PMI Global (ex US) Index) over the same time period.

•
The fund outperformed its benchmarks in strong growth years (1999) and the strong value years of 2000 and 2001, as measured by total return. It is noteworthy that the fund was in the top quintile in its Lipper Core International Fund (1999 - 40/516; 2000 - 92/605) and Morningstar Foreign Large Blend Fund (1999 - 25/129; 2000 - 2/214) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year. Please see the table on the following page for ranking information, including one-year, three-year, five-year and since inception periods.

•
The fund outperformed its primary benchmarks, as measured by total return, in the negative return years for the international stock markets of 2000 and 2001 and beat one index but trailed another in 2002 (another negative return year). It also beat its benchmarks in 1999, a very strong year for international stocks. And in 2003, another strong year, it beat one of its two benchmarks.

•
There have been 56 rolling three-year time periods (the first starting at the fund’s inception, and then in each subsequent period commencing at the beginning of the next month) during the fund’s life. Masters’ Select International has out-returned its primary MSCI benchmark in 39 of these periods (70% of the time), as measured by average annual total return. Most of the three-year underperformance periods have been in the last year when the fund suffered through a very poor seven month period ending August of 2004 that offset prior stronger relative performance periods. The fund has outperformed its MSCI benchmark in 29 of the 32 (91% of the time) rolling five-year periods since its inception. Even with the fund’s struggles during part of 2004, we believe the fund’s performance consistency over three- and five-year time-periods during its full life is noteworthy.

•
Since its inception and over most shorter time periods the fund is highly ranked compared to its international fund Lipper Category peer group (note: the lower the percentage ranking the better). As reflected in the table below, for the period since the fund’s inception (12/1/97), Masters’ Select International is ranked in the top 5.7% of its peer group of international funds. It is also highly ranked compared to its Morningstar Foreign Large Blend peer group over the past five years. (Note: Morningstar does not provide a “since inception” ranking.) 2004 was the first year in the last six that the fund failed to rank at least in the top 30% of its Lipper and Morningstar peer groups.

MASTERS’ SELECT INTERNATIONAL FUND LIPPER INTERNATIONAL FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31							Trailing Periods As of June 30, 2005
	1998	1999	2000	2001	2002	2003	2004	One-Year	Three-Year	Five-Year	Since Inception (12/1/97)
% Rank in Category	63.4%	7.8%	15.2%	23.5%	28.6%	25.7%	80.9%	9.7%	40.5%	29.2%	5.7%
Funds In Category	435	516	605	759	808	834	854	855	713	521	315

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

MASTERS’ SELECT INTERNATIONAL FUND MORNINGSTAR FOREIGN LARGE BLEND PEER GROUP RANKINGS
	Annual Ranking As of December 31							Trailing Periods As of June 30, 2005
	1998	1999	2000	2001	2002	2003	2004	One-Year	Three-Year	Five-Year
% Rank in Category	69%	3%	6%	18%	23%	16%	86%	8%	31%	15%
Funds in Category	229	266	305	348	405	450	489	500	405	285

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
Historically, all of the fund’s long-term managers have outperformed their benchmarks during their tenure at the fund. This includes sub-advisors who were replaced. (We don’t include Bill Fries in this analysis because he has been part of the fund for less than two years, a period of time we believe is not long enough to make a meaningful performance assessment. We also don’t include Amit Wadhwaney and Jim Gendelman who were added to the fund earlier this year.) Of the two current managers who have lengthy tenures with Masters’ Select, one has outperformed his benchmark by 7.6 percentage points on an annualized basis while the other has outperformed by 3.8 percentage points on an annualized basis.

•
Masters’ Select International has also out-returned each of its benchmarks over its life after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark’s after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can nevertheless say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of all its benchmarks.

Masters’ Select International’s after-tax return over its life assuming all shares were liquidated on June 30, 2005, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 8.71%. Masters’ Select International Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/1/97) periods ended June 30, 2005, are 17.68%, -0.1% and 9.58%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/1/97) periods ended June 30, 2005, are 11.63%, 0.20% and 8.71%, respectively.

Portfolio Commentary

A number of factors contributed to the fund’s strong relative performance during the first half of 2005. The highlights follow.

Performance of Managers: In the first half of the year, four of the fund’s five managers outperformed their benchmarks, and the fifth manger trailed by a narrow margin. The absolute performance for the sub-advisors ranged from a loss of 0.8% to a gain of 19.1%.

Sector, regional and stock picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process provides some insight to understanding the fund’s year-to-date relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the S&P Citigroup PMI Global (ex-US) Index had a slight positive effect on performance during the first half of 2005. The fund benefited from its overweight to the top-performing energy sector, but was hurt by its overweighting to the consumer discretionary sector, one of the poorer performing sectors during the period. In terms of its country and regional allocations, the fund’s overweighting to Latin America (specifically, Mexico and Brazil) helped relative performance.

The fund’s performance was primarily driven by individual stock selection rather than sector allocations. For example, the fund’s stock picks in seven of the ten sectors within the S&P Citigroup index outperformed their respective sector benchmark returns. These seven sectors constitute 70% of the total index. The strongest stock picking was in the energy (led by top gainers Encana, PetroBras and Precision Drilling) and industrials sectors (e.g., Chiyoda and Metso), while consumer discretionary was the weakest (led by KingFisher).

Leaders and Laggards: During the first half of the year, all three of the fund’s longer-tenured sub-advisors (Bill Fries, David Herro and Ted Tyson) placed at least one holding on the fund’s ten biggest dollar winners list. And once again, Herro avoided having any of his names among the top-ten dollar losers. Seven of the ten largest winners remained in the portfolio at the end of June, while only four out of the ten largest losers were still held.

The table on page 21 lists the leaders and laggards over the past six months. The table includes biggest dollar gains and losses as well as the largest percentage winners and losers.

Portfolio Mix: Please see page 22 for sector, asset class and regional allocations as of June 30. In looking at the portfolio it is clear that Masters’ Select International is driven by stock picking and is not benchmark sensitive. Highlights include:

•
From a sector standpoint, exposure to consumer staples declined by 7.5% and consumer discretionary exposure dropped by 5%. The biggest increase was in the energy exposure, which rose over 4%. Financial and health care exposure also increased by roughly 3% each.

•
Relative to the S&P Citigroup PMI Global (ex-US) Index, the fund’s 19% weighting in the consumer discretionary sector is twice the benchmark weighting. Conversely, the financial sector accounts for 15% of the fund’s assets compared to 30% for the benchmark index.

•
Exposure to Japanese stocks increased from 9% to 13%, still below the benchmark’s 18% weighting. Meanwhile, the fund’s weighting in European and U.K. stocks dropped sharply to 46% from 58% at year end, and is now significant underweighting relative to the benchmark. The allocation to emerging markets dropped 1% to 12%.

•	At the end of June, the fund’s allocation to smaller cap names (below $2 billion market cap) stood at 14%.

•	The fund’s cash position rose slightly to 6%.

•
At the end of June approximately 12.6% of the fund’s foreign currency exposure was hedged back into U.S. Dollars, providing some protection against appreciation in the dollar. Half of the fund’s 12.5% exposure to British Pounds was hedged, and 16.5% of the fund’s 17% exposure to the Euro currency was hedged. Some of the fund’s Swiss Franc exposure was also hedged. This is the highest amount of currency hedging in the fund’s history and is an increase from the 7.5% hedged exposure at the end of last year.

Miscellaneous

New Subadvisors: As discussed in the 2004 Annual Report and the 2005 first quarter shareholder letter, Amit Wadhwaney of Third Avenue Management and Jim Gendelman of Marsico Capital Management were added to the fund’s line-up. Dan Jaworski and Mark Yockey were removed. These changes were discussed in prior reports and a detailed Q&A discussing the changes is available at www.mastersfunds.com. Most of the portfolio transition is complete, though one energy stock that was a Jaworski holding (Encana), remains in the portfolio. When it is liquidated most of the proceeds will be added to Wadhwaney’s portfolio.

Taxes: After several years without making a capital gains distribution Masters’ Select International has used up its tax loss carryover. Moreover, the sub-advisor changes have resulted in some stocks being liquidated. Consequently, as of mid-year the fund had a recognized but not distributed gain of $1.17 per share or 6.7% of net assets, most of which is long-term. It is too early in the year to know whether the sub-advisors’ portfolio activity will result in the 2005 distribution being larger or smaller than the current gain. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is of equal attraction and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Through the first half of 2005 expenses are accruing at a 1.07% annual rate. This represents a decline from the 1.09% expense ratio incurred in 2004.

In Closing

After a very disappointing performance in the February through August period of 2004, we are pleased with the fund’s subsequent rebound. It has outperformed its primary benchmark by over 4 percentage points (400 basis points) since that time. This is not the first time a Masters’ Select Fund has suffered through a several month period of lagging performance and then rebounded with strong subsequent performance. Despite these performance periods the fund has delivered a very strong long-term return relative to its benchmarks and relative to most other international funds as discussed above. Looking ahead, we are also very confident with respect to the skills and commitment of the sub-advisor line-up we have in place including the two new stock pickers added earlier this year.

We continue to view the global stock markets as neither particularly compelling nor particularly unattractive. Based on Litman/Gregory research, stocks appear to be in a fair value range though the various economic risks associated with the household debt levels and the U.S. trade deficit, continue to be a potential issue, even for non-U.S. economies. Of course our view of the stock market is largely irrelevant to the performance of Masters’ Select since the portfolio is a function of the bottom-up stock picking of each of the fund’s sub-advisors. That said, the overall stock market environment is an important influence on the performance of any equity fund. But regardless of overall equity market performance we remain confident in the potential of Masters’ Select International to continue to perform well over the long run relative to its benchmarks. As we’ve stated previously, though past performance isn’t by itself predictive, our confidence flows from our belief in the skills of the Masters’ Select stock pickers along with their mandate to focus on their highest conviction ideas. We believe that together, these factors explain most of the fund’s success over its seven-year and seven-month life.

We thank you for your confidence and continue to invest along side you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 23 for specific stock commentaries written by the Masters’ Select International managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Masters’ Select International Fund Leaders and Laggards

For the Six Months Ended June 30, 2005 (Unaudited)

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
EnCana Corp.	$17,137,575	38.7%
Chiyoda Corp.	6,885,163	35.4%
Metso Oyj	5,227,553	32.9%
Deutsche Boerse AG	3,314,228	30.8%
Petroleo Brasileiro SA	6,222,240	27.9%
Precision Drilling Corp.	8,254,528	25.7%
Fresenius AG	3,408,011	21.4%
Aker Kvaerner ASA	968,253	20.7%
Yamada Denki Co. Ltd.	1,414,611	19.2%
Wal-Mart de Mexico SA de CV	2,866,974	18.1%
	$55,699,136

Furakawa Electric Co. Ltd.	$(5,126,301)	(29.4%)
KingFisher Plc	(6,295,350)	(18.3%)
Trend Micro	(1,606,355)	(18.3%)
Mitsubishi Tokyo Financial Group	(2,684,534)	(16.8%)
Novo-Nordisk A/S - Class B	(1,948,310)	(14.5%)
Aegis Group Plc	(2,182,539)	(13.8%)
ARM Holdings Plc	(3,671,765)	(12.2%)
Toyota Motor Corp.	(3,198,676)	(11.8%)
Swiss Life Holding	(2,191,295)	(10.4%)
Lonza Group AG	(1,408,405)	(10.2%)
	$(30,313,531)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
EnCana Corp.	$17,137,575	38.7%
Precision Drilling Corp.	8,254,528	25.7%
Chiyoda Corp.	6,885,163	35.4%
Petroleo Brasileiro SA	6,222,240	27.9%
Metso Oyj	5,227,553	32.9%
Fresenius AG	3,408,011	21.4%
Deutsche Boerse AG	3,314,228	30.8%
Research In Motion Ltd.	3,113,951	14.3%
Wal-Mart de Mexico SA de CV	2,866,974	18.1%
Sanofi-Aventis	2,665,758	4.7%
	$59,095,980

KingFisher Plc	$(6,295,350)	(18.3%)
Furakawa Electric Co. Ltd.	(5,126,301)	(29.4%)
Tesco Plc	(4,191,218)	(6.2%)
ARM Holdings Plc	(3,671,765)	(12.2%)
China Petroleum & Chemical Corp. - Class H	(3,595,128)	(9.0%)
Toyota Motor Corp.	(3,198,676)	(11.8%)
Mitsubishi Tokyo Financial Group	(2,684,534)	(16.8%)
UBS AG	(2,539,759)	(7.4%)
PT Telekomunikasi Indonesia	(2,196,405)	(7.3%)
Swiss Life Holding	(2,191,295)	(10.4%)
	$(35,690,432)

Masters’ Select International Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Bill Fries	Thornburg Investment Management,	24%	All sizes	Eclectic, may invest
	Inc.			in traditional value
				stocks or growth
				stocks
David Herro	Harris Associates L.P.	23%	All sizes, but mostly	Value
			large and mid-sized
			companies
Jim Gendelman	Marsico Capital Management, LLC	15%	All sizes, but mostly	Growth
			large and mid-sized
			companies
Ted Tyson	Mastholm Asset Management, LLC	23%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value

Portfolio Composition

The fund holds 65 securities, exclusive of cash equivalents.

By Sector

	Sector Weights
		Citigroup PMI
		Global (ex US)
	Fund	Index
Consumer Discretionary & Services	19.3%	9.1%
Energy	16.6%	11.4%
Finance	15.2%	29.9%
Healthcare, Pharmaceuticals &
Biotechnology	12.9%	7.1%
Industrials	8.4%	7.2%
Telecommunications	7.9%	7.9%
Consumer Staples	7.8%	7.6%
Technology	3.9%	7.3%
Materials	1.8%	7.4%
Utilities	—	5.1%
Cash Equivalents & Other	6.2%	—
Net Assets	100.0%	100.0%

By Region

	Region Weights
		Citigroup
		PMI Global (ex US)
	Fund	Index
Western Europe & United Kingdom	46.4%	57.0%
Japan	13.3%	17.7%
North America ex US	10.9%	6.8%
Asia (ex Japan)	11.0%	9.6%
Latin America	7.3%	2.3%
Australia/New Zealand	3.9%	4.6%
Africa & Middle East	1.0%	2.0%
Cash Equivalents & Other	6.2%	—
Net Assets	100.0%	100.0%

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large-Cap > $2.0 billion

Masters’ Select International Fund Stock Highlights

Adidas-Salomon AG - Bill Fries

Germany-based Adidas-Salomon is a global leader in athletic shoes and apparel, second to Nike, with notable strength in high performance sectors such as soccer, running, basketball and baseball. Apparel is an increasing part of their overall product mix, as is leisure and lifestyle products, although the athletic shoe category is responsible for over 80% of revenues. Technological innovations and high profile sponsors such as David Beckham (UK soccer player) and Kevin Garnett (NBA) are keys to increasing its brand strength. Asian outsourcing, particularly from low cost China, has led to improving margins. The company took on a significant amount of debt due to the 2001 acquisition of snow sport business Salomon, which they have recently divested with a positive shareholder reception. The debt level has come down dramatically, and Adidas has been committed to reducing it further. Working capital management has improved, and the weak dollar also helped due to some dollar denominated debt.

Despite strong growth in Europe and Asia, Adidas has struggled in the important U.S. market, primarily due to a shift in consumer demand to the $40-60 sneaker where Adidas is not a strong player. An improved retail environment, renewed focus on prime customers such as FootLocker, and more customized selective distribution of product are intended to support improved market share development. A successful advertising campaign, “Impossible is Nothing,” has helped to further develop brand image as a sports lifestyle company. The focus on brand is evident in a recent 30 million Euro investment for a new “brand center” at their German headquarters. Adidas’ share of the $3 billion soccer equipment market has expanded by 5 percentage points in the past 12 months to 35%, in a market where most brands are losing share, especially in Europe. Adidas should benefit from the upcoming 2006 World Cup soccer tournament in Germany, as well as the 2008 summer Olympic games in Beijing. The company is engaged in a share buyback program and has been increasing its dividend.

Carpetright Plc - David Herro

One of our key objectives in making new investments is to look for high quality businesses that for some reason, short term in nature, have suffered price weakness and therefore are selling at a value. Carpetright is such a company. It is the largest player in the United Kingdom (UK) in term of sales of carpets and other floor coverings. In the last few years it has taken its successful model to Europe. Wherever it goes, because of its size, efficiency, buying power and financial strength it dominates the market.

Founder and CEO Lord Harris has not only been in the business of carpet retail a long time, he is one of the better managers I have ever come across. Further, he owns close to 25% of the company and is indeed closely aligned with the shareholders. This is obvious by observing the high returns the business consistently earns as well as the very sound use of free cash. In fact, Carpetright has not only expanded by organic growth as evidenced by its increasing market shares in the UK, but has made sound, value adding acquisitions by expanding its successful formula in Europe. Even after investing in business growth, Carpetright has had extra cash to pay high dividends and buy back its own stock.

Why is such a high quality company in the bargain basement? Luckily, the market is obsessed with the current weak retail environment in the UK and is punishing all retailers. This weakness is largely caused by higher interest rates in the UK that are causing less disposable income for consumers. We view this as a temporary situation, which will have little mid- to long-term impact on value creation for this company, providing us with an excellent buying opportunity.

Enterprise Inns Plc - Jim Gendelman

Enterprise Inns, Plc is the largest leased and tenanted pub company in the United Kingdom (UK). In total, the company owns nearly 9,000 pubs located throughout England, Scotland and Wales. The pubs are leased to “franchise operators” that purchase beer and cider from Enterprise Inns. The company also provides training and business support services to its franchisees.

Enterprise Inns was formed in the early 1990s following changes in the UK’s regulation of licensed pubs. At that time, the UK passed regulations whereby brewers could no longer own pubs. Following that regulatory change, many investors seemed to adopt the view that value might better be found in the brewers, not the pubs. This sentiment presented an opportunity for companies like Enterprise Inns to purchase high-quality pubs at attractive prices. Enterprise Inns, we think, is also benefiting from a changing customer mix such as a trend in the UK of families dining out more often. Many of the company’s franchisees now offer an enhanced array of food items on their menus, which provides an opportunity for increased sales beyond beer, cider, wine and liquor consumption.

We believe Enterprise Inns is a compelling long-term investment for several reasons. The company has a leading market share position in a stable, growing industry. It has historically generated solid, relatively predictable cash flow through a combination of rental income, beer commissions and slot machine income. For example, rent, which represents approximately 40% of gross profits, is collected at the beginning of each month. Our research has found that, historically, there has been very little delinquency in rent payments by the company’s franchisees. Rental contracts are generally negotiated as five-year agreements and are tied to the underlying profitability of each pub. Typically, these contracts include a minimum annual increase in rent of at least the local rate of inflation. These factors, in our view, add important degrees of earnings and cash flow “visibility” for the company.

Enterprise Inns, through its market presence, benefits from having considerable scale. The company is among the largest purveyors of beer in the UK, deriving more than 60% of its annual revenues from beer and cider sales. The company is able to benefit from this scale because it can secure volume-related discounts on beer from its suppliers. Cost savings are passed along directly to the company’s franchisees.

We believe the company’s stock price is quite attractive (as of this writing), given our internal “going forward” earnings and cash flow estimates. Additional valuation support for the stock could come from initiatives planned by the company in 2005 and 2006. This year, Enterprise Inns stated a goal of paying down its debt substantially, with the possibility of having its debt upgraded by the bond rating agencies. If those goals are met, the company’s overall balance sheet strength and financial flexibility may improve. This would allow the company an opportunity to increase return of capital to shareholders through increased dividend payouts and/or a share repurchase program.

Stolt Offshore SA - Ted Tyson

Stolt Offshore is a Norwegian company that provides contract engineering and construction services to the offshore oil and gas industry. It operates in all oil-producing areas of the world, but its core focus is on helping oil companies with their exploration and production activities in the deep-sea regions of such areas as the North Sea and off the coast of Africa.

Deep-sea projects are enormously expensive and more risky than similar attempts to find and produce oil and gas on land or in such relatively shallow waters, as the bulk of the current production in the Gulf of Mexico. Oil companies, however, are being forced to undertake such projects as other drilling opportunities become increasingly scarce. Spending by oil companies on offshore activities fell continuously from 1998-2003 and have only recently turned around. The increase in offshore spending in the capital spending budgets of the major oil companies planned for 2005-2007 implies almost a doubling in demand for offshore services—a demand increase that we believe will lead to significant supply shortages in services such as those that Stolt provides and much higher prices.

Stolt is positioned to benefit in two ways. First, because of the weakness in the industry earlier in the decade many of the current contracts that Stolt has are barely profitable. As these contracts expire over the next twelve months, Stolt will be able to resell capacity at much higher rates. Second, the strong surge in capital spending on offshore projects will allow Stolt, which has a significant “expertise advantage” over other drillers in the offshore area and a strong balance sheet, to reutilize much higher cash flows to expand the size and profitability of its fleet.

Stolt essentially broke even in 2004, but based on a strong 1Q in operations and an increasing backlog of projects we expect it to earn U.S. 45-55 cents in 2005 and 70-80 cents in 2006. Cash flow should reach U.S. $1.20-1.30 in 2006. It currently trades on a P/E of less than 11 times anticipated 2006 earnings.

Hutchison Whampoa Ltd. - Amit Wadhwaney

Hutchison Whampoa Ltd. (Hutchison) is a Hong Kong-based company with investments and operations worldwide. Significant among these are:

•
Worldwide container port operations in a number of countries. Starting from its home base in Hong Kong, the company has built up a network of container ports spanning Asia, Europe and the Americas that afford it significant operational economies.

•
Telecommunications investments, both public and non-public. These include holdings in second generation (2G) wireless telecom service providers inter alia in India, and Thailand, as well as significant investments in third generation (3G) wireless telecom in UK, Italy, Sweden, Denmark and Norway.

•
Real estate (office, residential, hotels) in Hong Kong, the People’s Republic of China (PRC) and the UK. During the last year Hutchison has acquired a sizable land bank in the PRC to support its future real estate development activities.

•
Retailing, which comprises an Asia-wide chain of health and beauty aids stores operating with the Watsons name, as well as grocery and household goods stores operating in Hong Kong, China and Taiwan under the ParkNShop banner. Recently Hutchison has expanded its activities in the former area to Europe with the acquisitions of Kruidvat and most recently in the area of higher-end cosmetics retailing with the acquisition of Marionnaud in Continental Europe and Merchant Retail Group in the UK.

•	Infrastructure investments (e.g., power plants in Australia, toll highways in the PRC) which are made through the approximately 84.5% holding in Hong Kong-listed Cheung Kong Infrastructure Ltd.; and

•
Energy investment, which comprises a 34.6% interest in Husky Energy Inc., a listed Canadian company, whose activities focus on the exploration, development and production of crude oil and natural gas in Canada and overseas.

The company’s modus operandi has been to maintain a strong balance sheet and use its assets to opportunistically build the business. This could entail the purchase of existing businesses or assets, such as Marionnaud, which was experiencing financial and operational problems at the time it as purchased; or, to respond to potential investment opportunities which might entail investing in the start-up of a new business, such as 3G.

Most recently, concerns over spending requirements and questions about the commercial viability of the 3G networks in Europe—where Hutchison operates under the “3” brand in the UK, Italy and the Nordic countries—have depressed the stock price, presenting an attractive purchase opportunity at valuations, which impute a zero to nominal value to the company’s 3G telecommunications assets.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Masters' Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2005 (Unaudited)

Shares		Value
COMMON STOCKS: 93.8%

Australia: 3.9%
1,062,100	Australia & New Zealand Banking Group Ltd.	$17,594,629
6,265,000	Baycorp Advantage Ltd.	14,458,364
541,500	CSL Ltd.	13,907,257
		45,960,250
Austria: 0.9%
208,471	Erste Bank Der Oesterreichischen Sparkassen AG	10,434,282

Bahamas: 0.7%
149,124	Kerzner International Ltd.*	8,492,612

Brazil: 3.2%
500,000	Empresa Brasileira de Aeronautica SA	16,535,000
410,200	Petroleo Brasileiro SA	21,383,726
		37,918,726
Canada: 10.2%
1,557,400	EnCana Corp.	61,409,107
1,021,600	Precision Drilling Corp.*	40,332,768
922,400	Shaw Communications, Inc. - Class B	19,190,014
		120,931,889
Denmark: 1.0%
224,900	Novo-Nordisk A/S - Class B	11,445,896

France: 10.2%
324,297	Bouygues SA	13,441,932
180,280	Eurazeo	15,431,402
684,731	Sanofi Synthelabo SA	56,249,823
276,600	Thomson SA	6,625,959
202,101	Vinci SA	16,822,413
403,400	Vivendi Universal SA	12,718,670
		121,290,199
Germany: 4.3%
107,400	Adidas-Salomon AG	17,997,692
470,300	Bayerische Motoren Werke (BMW) AG	21,468,079
145,700	Deutshce Boerse AG	11,412,049
		50,877,820
Hong Kong: 4.5%
159,717	CNOOC Ltd. ADR	9,474,412
696,000	Guoco Group Ltd.	7,208,816
1,844,000	Hutchison Whampoa Ltd.	16,667,331
9,334,800	Melco International Development	11,169,836
5,612,000	Shangri-La Asia Ltd.	8,664,784
		53,185,179
Japan: 13.3%
387,600	Asatsu-DK, Inc.	10,798,702
2,717,000	Bank of Fukuoka Ltd. (The)	16,094,752
2,126,000	Chiyoda Corp.	26,356,956
2,434,000	Furukawa Electric Co. Ltd.	9,436,660
390,600	Honda Motor Co. Ltd.	19,264,106
12,900	NTT DoCoMo, Inc.	19,074,926
150,400	Rohm Co. Ltd.	14,509,783
1,341,000	Tokuyama Corp.	9,551,799
666,800	Toyota Motor Corp.	23,867,965
152,500	Yamada Denki Co. Ltd.	8,772,428
		157,728,077
Mexico: 4.0%
489,898	America Movil S.A. de C.V.	29,202,820
4,607,400	Wal-mart de Mexico SA de CV	18,681,943
		47,884,763
Norway: 4.4%
139,000	Aker Kvaerner ASA*	5,642,717
644,400	Petroleum Geo-Services ASA*	15,518,333
899,600	SIEM Offshore, Inc.*	6,684,896
2,538,000	Stolt Offshore SA*	23,186,676
		51,032,622
Singapore: 2.0%
8,354,000	CapitaLand Ltd.	11,785,377
603,000	Overseas Union Enterprise Ltd.	3,252,601
5,331,800	Singapore Telecommunications Ltd.	8,754,385
		23,792,363
South Africa: 1.0%
454,588	Sasol Ltd. ADR	12,264,784

South Korea: 4.5%
493,000	Hana Bank	13,213,449
73,700	Samsung Electronics Co. Ltd. 144AGDR	17,632,725
128,600	SK Telecom	22,646,541
		53,492,715
Spain: 1.7%
989,200	Antena 3 de Television SA	19,794,795

Sweden: 2.0%
775,700	Capio AB	11,430,155
2,284,500	Skandia Forsakrings AB	12,557,666
		23,987,821
Switzerland: 9.5%
259,000	Julius Bear Holding AG - Class B	15,830,358
223,983	Lonza Group AG	12,389,174
60,100	Nestle SA	15,368,208
290,779	Roche Holding AG	36,769,591
409,274	UBS AG	31,907,227
		112,264,558
United Kingdom: 12.5%
7,649,200	Aegis Group Plc	13,644,544
2,717,500	BAE Systems Plc	13,982,067
10,234,036	Brit Insurance Holdings	16,237,163
1,484,400	Cadbury Schweppes Plc	14,183,979
387,000	Carpetright Plc	6,757,559
1,327,600	Diageo Plc	19,587,861
1,081,540	Enterprise Inns Plc	16,170,691
934,100	GlaxoSmithKline Plc	22,623,962
4,224,800	Tesco Plc	24,142,169
		147,329,995

TOTAL COMMON STOCKS
(cost $962,299,870)		1,110,109,346

Principal Amount		Value
SHORT-TERM INVESTMENT: 8.2%
$96,669,000	State Street Bank & Trust, 1.750%, 06/30/05, due 07/01/05 [collateral: $98,735,000, U.S. Treasury Notes, 3.625%, due 06/30/07, value $98,611,581] (proceeds $96,673,699)	$96,669,000

TOTAL SHORT-TERM INVESTMENT
(cost $96,669,000)		96,669,000

TOTAL INVESTEMENT IN SECURITIES
(cost $1,058,968,870): 102.0%		1,206,778,346
Liabilities in excess of Other Assets: (2.0)%		(23,433,230)

NET ASSETS: 100.0%		$1,183,345,116

* Non-income producing security.

See accompanying Notes to Financial Statements.

Masters’ Select Value Fund Review

Masters’ Select Value Fund struggled in the first half of 2005 losing 2.29% while its Russell 3000 Value benchmark returned 1.70%. The fund also reached its five-year anniversary, and over that longer time period it outperformed its Russell 3000 Value Index and Lipper Multi-Cap Value Index benchmarks.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Value Fund from inception (06/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance As of June 30, 2005

	Average Annual Total Returns
Year to				Since
Date				Inception
Return	One-Year	Three-Year	Five-Year	(06/30/00)
Masters’ Select Value Fund
-2.29%	6.88%	11.51%	7.85%	7.85%
Russell 3000 Value Index
1.70%	14.10%	11.23%	7.22%	7.22%
Lipper Multi-Cap Value Index
0.98%	10.93%	11.46%	7.28%	7.28%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility. The Fund is non-diversified, which means it may concentrate more of its assets in a smaller number of securities, therefore it is exposed to more risk than a diversified fund.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 59 for index definitions

Long-Term Performance Analysis

Masters’ Select Value is now five years old. Litman/Gregory has always preached the importance of a long-term performance focus with respect to all the Masters’ Select funds, so Value reaching its five-year anniversary with an inception-to-date average annual return ahead of both its benchmarks is, we believe, an encouraging achievement (even though it was a goal we believed was likely to be achieved).

As is always the case, the entire Masters’ Select team continues to focus its effort on extending each fund’s strong long-term performance record relative to its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of a year or longer during which performance will be sub-par. Such a period took place from October 2004 through April 2005, during which Masters’ Select Value lagged its benchmark by over 6.75 percentage points. Though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund’s longer-term positive record (and the longer-term records of the other established Masters’ Select funds) provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. Some of the encouraging performance history is listed below (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

•
Despite trailing by a large margin over the seven-month period ended in April, the fund still outperformed the best performing of its benchmarks by 0.57 percentage points (57 basis points) on average, per year, since its inception, as measured by average annual total return. This margin equates to 1.08 times the return of the benchmark (Lipper Multi-Cap Value Fund Index) over the same period.

•	The fund, as measured by total return, outperformed its Russell 3000 Value benchmark in three of the four full calendar years in which it has operated.

•
While we believe three-year time periods are still relatively short and five years is a better minimum period over which to measure performance, the consistency of a fund’s performance over both periods is, in our view, a valuable measure of performance. There have been 25 rolling three-year time periods (the first starting at the fund’s inception, and then each subsequent period commencing at the beginning of the next month) during the fund’s life. Masters’ Select Value has out-returned its primary Russell 3000 Value benchmark in 16 of these periods (64% of the total periods—or just under 2/3 of the time), as measured by average annual total return. As already noted, there has only been one five-year period, the period ended 6/30/05, and as already noted Value did beat its benchmarks. What we seek is for each Masters’ Select Fund to outperform its benchmark in a strong majority of three-year periods and a higher percentage of five-year periods.

•
Each of the fund’s managers has outperformed their benchmarks during their tenure at the fund. The following table shows the outperformance of each manager (without identifying the managers), relative to their benchmarks.

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE
versus BENCHMARKS
Tenure Through June 30, 2005
Masters’ Select Value	Annualized Performance Margin
(Net of Allocated Expenses)
Manager 1	5.10%
Manager 2	4.14%
Manager 3	1.92%
Manager 4	0.30%

Listed alphabetically are the managers and their respective benchmarks

Manager	Tenure	Benchmark
Mason Hawkins	06/30/00	Russell 3000 Value Index
Bill Miller	06/30/00	S&P 500 Index
Bill Nygren	06/30/00	Russell 3000 Value Index
Franklin Mutual	06/30/00	Russell 3000 Value Index

•	The fund has performed well relative to its competitors as exhibited by its top quartile inception-to-date ranking versus both its Lipper and Morningstar peer groups.

MASTERS’ SELECT VALUE FUND LIPPER MULTI-CAP VALUE FUND RANKINGS BASED ON TOTAL RETURNS
	Annual Ranking As of December 31				Trailing Periods As of June 30, 2005
	2001	2002	2003	2004	One-Year	Three-Year	Since Inception
% Rank in Category	6.5%	25.2%	34.6%	44.3%	87.8%	25.7%	24.6%
Funds in Category	461	476	462	476	468	362	238

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. As of June 30, 2005, Lipper categorized Masters’ Select Value Fund as a Multi-Cap Core Fund. The Fund’s one-year, three-year and since inception rankings as of June 30 in the Lipper Multi-Cap Core Fund category are 427 of 751 funds (56.8%), 70 of 538 funds (13%) and 34 of 382 funds (8.9%), respectively.

MASTERS’ SELECT VALUE FUND MORNINGSTAR LARGE VALUE PEER GROUP RANKING
	Annual Ranking As of December 31				Trailing Periods As of June 30, 2005
	2001	2002	2003	2004	One-Year	Three-Year	Five-Year
% Rank in Category	7%	20%	17%	27%	76%	12%	22%
Funds in Category	617	758	904	1,038	1,078	828	576

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

All the above performance accomplishments, in aggregate, contribute to our confidence in the Masters’ Select Value Fund’s potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence we expect that there will be occasional years in which performance will be disappointing. Moreover, the stock market will remain volatile with occasional losing years.

Performance and Portfolio Commentary

A number of factors contributed to the fund’s performance during the first half of 2005. The highlights follow.

Performance of managers: In the first half of the year, one of the four managers outperformed their benchmark by a large margin while the other three managers significantly underperformed—making this a somewhat unusual period for the fund. The individual manager returns ranged from a gain of 6.0% to a loss of 8.6%, an unusually wide spread. Over shorter-term time periods, we do not expect every Masters’ Select stock picker to outperform their benchmark. But over the long run we seek to have each sub-advisor beat their benchmarks. Since the Value fund’s inception, all four sub-advisors have achieved that goal taking into account all allocated expenses.

Sector and stock picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process provides some insight to understanding the fund’s year-to-date relative performance. Based on our attribution analysis, the fund’s underperformance in the first half of the year was primarily a function of its sector exposure relative to the Russell 3000 Value Index. In particular, the fund was heavily under-exposed to the top-performing energy sector—a 1.9% portfolio weighting at quarter-end versus the benchmark’s 12.8% weighting. On a statistical attribution basis, this accounted for roughly 190 basis points (or 1.9 percentage points) of the fund’s underperformance for the period. The fund’s significant under-allocation to the utilities sector, the second-best performing sector, cost the fund an additional 75 basis points of relative underperformance. Finally, the fund had a significant overweighting to the consumer discretionary sector, which underperformed the overall benchmark. Stock selection within the consumer discretionary sector also detracted from the period’s performance as names such as Amazon.com, Kodak and IAC/InteractiveCorp performed poorly. However, strong stock-picking within the consumer staples, materials and energy sectors helped relative performance.

Leaders and laggards: During the first half of the year, each of the four Masters’ Select Value stock pickers placed at least one security among the ten largest dollars winners. Three out of four also had at least one stock among the fund’s ten worst performing stocks. David Winters was the exception. It is typical for most if not all of the managers to appear on both lists. Only one of the ten largest winners (Korea Tobacco & Ginseng) was also top ten holding of the fund at the end of June, while five of the largest losers (Amazon.com, Tyco, Kodak, IAC/InteractiveCorp and Home Depot) were also among the fund’s ten largest holdings. Eight of the fund’s ten largest winners and all ten of the largest losers were still held in the portfolio at mid-year. In most of these cases the managers were adding to these recent losers, reflecting a high level of conviction in their longer-term appreciation potential.

See the table on page 31 for the performance leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Value for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The Masters’ Select Value portfolio continues to look quite different than its benchmark, the Russell 3000 Value Index. This is not surprising given the managers’ concentrated, bottom-up stock picking approach and insensitivity to tracking the benchmark. As of June 30, 2005, the fund’s largest weighting by far was in the consumer discretionary sector (39.4% of assets versus 10.2% for the index). This sector encompasses a wide variety of industries, including media, retailing, lodging, restaurants, autos and consumer durables. The fund had sizable underweights to energy (1.9% versus 12.8%), finance (18.3% versus 35.8%), utilities (0% versus 6.9%) and healthcare (1.7% versus 7.3%).

The fund’s foreign stock exposure increased from year-end and was at an all-time high of 20.9% of assets at mid-year. The Mutual Series team and Mason Hawkins account for all of this foreign exposure. The fund’s exposure to notes and bonds increased to 2.2%. The fund’s exposure to mid-cap U.S. stocks continued to fall, while its exposure to large-cap companies hit an all-time high of 53% of the portfolio. Small cap stocks constituted only 2% of assets. The fund’s cash position dropped significantly, ending the quarter at 4.7% of net assets. All of the managers are now holding less than 10% cash positions.

Please see page 32 for a breakout of the fund’s sector and market-cap exposure.

Miscellaneous

Taxes: After several years of avoiding taxable distributions, Masters’ Select Value has used up its tax loss carryover. As of June 30, the fund had a recognized (but not distributed) long-term capital gain of $0.53, equal to 3.6% of net assets. At this point in the year it is too early to know whether the fund’s sub-advisors will be able to offset this gain by harvesting tax losses or whether the gain will be larger. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner.

This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Through the first half of 2005 expenses are accruing at the same 1.22% annual rate as in 2004.

In Closing

Based on Litman/Gregory research, stocks appear to be in a fair value range, though the various economic risks associated with household debt levels and the U.S. trade deficit remain. It is worth noting that value stocks have had a strong run of relative performance compared to growth stocks. Unlike the situation when this fund was launched five years ago, value stocks no longer look inexpensive when compared to traditional growth stocks. Of course our view of the stock market is largely irrelevant to the performance of Masters’ Select since the portfolio is a function of the bottom-up stock picking of each of the fund’s sub-advisors. In that regard, several of the fund’s stock pickers are finding better opportunities in beaten up growth stocks that they believe offer good value relative to their underlying business value1. And they continue to find opportunities in the stocks of quality companies selling at “average company” prices. This means that Value is, at least at the margin, less focused on traditional value-type stocks and may be more likely to outperform value benchmarks in the near term if value stocks go through a period of underperformance. Of most importance, each of the fund’s sub-advisors has a high level of conviction with respect to their holdings in the fund’s portfolio.

Longer-term, regardless of overall equity market performance, we remain confident in the potential of Masters’ Select Value to continue to perform well over the long run relative to its benchmarks. As we’ve stated previously, though past performance isn’t by itself predictive, our confidence flows from our belief in the skills of the Masters’ Select stock pickers along with their mandate to focus on their highest conviction ideas. We believe that together, these factors explain most of the fund’s success over its five-year life and most of the success of its two older siblings.

We thank you for your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 33 for specific stock commentaries written by the Masters’ Select Value managers.

[1]	Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Masters’ Select Value Fund Leaders and Laggards

For the Six Months Ended June 30, 2005 (Unaudited)

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Korea Tob & Ginseng Corp.	$2,528,316	34.6%
Statoil ASA	1,372,050	28.1%
Cemex SA de CV	1,041,218	16.1%
Toys “R” Us, Inc.	480,984	12.3%
Japan Tobacco, Inc.	472,164	12.0%
Armstrong Holdings Bank Debt	467,118	11.0%
Yum! Brands, Inc.	494,900	10.4%
Orkla ASA - Class A	475,747	8.1%
Temple-Inland, Inc.	274,478	7.9%
Providian Financial Corp.	773,452	7.8%
	$8,380,429

Level 3 Communications, Inc.	$(1,904,000)	(40.1%)
FedEx Corp.	(769,120)	(17.7%)
Amazon.Com, Inc.	(1,786,070)	(16.4%)
Eastman Kodak Co.	(1,563,305)	(16.3%)
Tyco International Ltd.	(1,666,750)	(16.0%)
Time Warner, Inc.	(824,000)	(13.5%)
McDonald’s Corp.	(760,383)	(13.2%)
Leucadia National Corp.	(396,762)	(12.2%)
IAC/InterActiveCorp	(1,263,398)	(11.0%)
Newmont Mining Corp.	(441,576)	(10.6%)
	$(11,375,363)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
Korea Tob & Ginseng Corp.	$2,528,316	34.6%
Statoil ASA	1,372,050	28.1%
Cemex SA de CV	1,041,218	16.1%
Providian Financial Corp.	773,452	7.8%
Yum! Brands, Inc.	494,900	10.4%
Toys “R” Us, Inc.	480,984	12.3%
Orkla ASA - Class A	475,747	8.1%
Japan Tobacco, Inc.	472,164	12.0%
Armstrong Holdings Bank Debt	467,118	11.0%
IMS Health, Inc.	338,520	6.7%
	$8,444,471

Level 3 Communications, Inc.	$(1,904,000)	(40.1%)
Amazon.Com, Inc.	(1,786,070)	(16.4%)
Tyco International Ltd.	(1,666,750)	(16.0%)
Eastman Kodak Co.	(1,563,305)	(16.3%)
IAC/InterActiveCorp	(1,263,398)	(11.0%)
Home Depot, Inc. (The)	(1,158,240)	(8.8%)
Time Warner, Inc.	(824,000)	(13.5%)
FedEx Corp.	(769,120)	(17.7%)
McDonald’s Corp.	(760,383)	(13.2%)
JPMorgan Chase & Co.	(586,750)	(8.7%)
	$(12,282,015)

Masters’ Select Value Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	25%	All sizes	Value
Bill Miller	Legg Mason Funds Management, Inc.	25%	All sizes but mostly	Eclectic, may invest
			large and mid-sized	in traditional value
			companies	stocks or growth
				stocks
Bill Nygren	Harris Associates L.P.	25%	Mostly large and mid-	Value
			sized companies
Michael Embler	Franklin Mutual Advisers, LLC	25%	All sizes	Value

Portfolio Composition

The fund holds 57 securities, excluding of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.3 - $12.3 billion
Large-Cap Domestic > $12.3 billion

By Sector

	Sector Weights
		Russell 3000
	Fund	Value Index
Consumer Discretionary & Services	39.4%	10.2%
Finance	18.3%	35.8%
Consumer Staples	8.5%	5.4%
Industrials	8.1%	7.1%
Materials	8.1%	4.2%
Telecommunications	5.5%	5.4%
Notes & Bonds	2.2%	—
Energy	1.9%	12.8%
Healthcare, Pharmaceuticals & Biotechnology	1.7%	7.3%
Technology	1.6%	4.8%
Utilities	—	7.0%
Cash Equivalents & Other	4.7%	—
Net Assets	100.0%	100.0%

Masters’ Select Value Fund Stock Highlights

IAC/InterActiveCorp - Bill Miller

IAC owns a portfolio of leading Internet businesses in travel (Expedia, Hotels.com, Hotwire), ticketing (Ticketmaster), personals (Match.com, udate.com), finance & real estate (Lending Tree, HomeLoanCenter), and local (CitySearch, Entertainment Publications). IAC also owns #2 U.S. home shopping channel HSN (and sister channel America’s Store) and 90% of HSN Germany. With the notable exception of HSN, almost all of IAC’s businesses dominate or lead their sectors.

IAC has recently announced several transactions that we believe will significantly improve its business in the long term. The most prominent of these is the imminent spin-off of its travel-related businesses, which currently account for about 35% of the combined entity’s sales and will be collectively branded as Expedia. We believe this transaction will reduce the company’s complexity, allowing investors to recognize its hidden value.

In March, IAC announced its acquisition of Ask Jeeves, the fourth-largest Internet search provider, for $1.85 billion in stock. At only 12x consensus 2006 EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), Ask Jeeves appears to be a bargain given the strong growth prospects of the search market.

In addition, IAC sold its 5.4% stake in Vivendi Universal for $3.4 billion in cash and stock. We believe this divestiture streamlined IAC’s portfolio, allowing it to focus on its highgrowth Internet-related businesses. From January through the beginning of May, IAC also bought back $1.1 billion worth of stock.

We expect IAC to significantly benefit from the ongoing migration to and continuing growth of online transactions. The US e-commerce market grew from $8 billion in 1998 to $95 billion in 2003 and is expected to reach $230 billion in 2008. In addition, the European online travel market, where IAC’s travel businesses dominate, is growing rapidly. With exposure to businesses that represent over half of the total interactive market, as well as elite market shares in most of these businesses, IAC should benefit tremendously from secular growth.

Barry Diller offers an impressive track record of making wise capital allocation decisions. During his nine years as IAC’s Chairman, the stock’s value has increased 400%. We believe Diller can create further value for IAC through advantageous acquisitions.

IAC’s first-quarter earnings report portrayed strong growth in international travel bookings. In addition, the company revealed that it is achieving scale-related marketing and operating efficiencies. IAC is also strengthening its relations with suppliers, as evidenced by its recent deals with Hilton and Choice Hotels.

We believe that IAC’s equity has an intrinsic value in the low-to-mid $40s. This valuation is driven by expectations of 17% annual sales growth and 30% incremental EBITDA margins within the travel segment, as well as DCF and comparables analyses.

Time Warner, Inc. - Bill Nygren

Reading the headlines about Time Warner, one would assume that the only valuable asset this company owned was its AOL division. However, Time Warner also owns a portfolio of media and entertainment assets that alone appear to be worth more than the stock’s current price. These assets include the cable television channels CNN, TBS, TNT, HBO and Cinemax. Time Warner also owns Warner Brothers movie studio, the second largest US cable television operator and the magazine titles People, Sports Illustrated and Time. Traditional media assets have generally been substantially above-average long-term performers. Cable channels in particular have performed exceptionally well due to consumer willingness to pay more for choice. Subscriber fees have grown, viewership has grown and the gap between the cost to advertise on broadcast television versus cable television has narrowed. These businesses have enjoyed above-average, top-line growth and above-average free cash flow. We expect those trends to continue.

Time Warner CEO, Dick Parsons, appears to have succeeded at eliminating the dysfunctional behavior for which their executives were previously known. With managers focused on growing per-share business value, they now seem to be working for the shareholders’ benefit. We also believe that AOL will eventually be an important positive for Time Warner stock. AOL continues to have a strong brand name and to have the largest number of on-line subscribers. Additionally, it generated $1 billion of free cash flow last year. Although AOL’s value could decline due to lost dial-up subscribers, its website is now being transitioned to a free portal. This should enhance AOL’s appeal to advertisers searching for additional outlets beyond already successful sites such as Yahoo! Given the market valuation of Yahoo!, AOL’s transformation need only be somewhat successful to create significant value for Time Warner shareholders.

With a modest valuation and a strong management team, Time Warner is, in our view, well positioned to benefit from success at AOL, the spin-off of Time Warner cable and even an improved market psychology toward the media sector.

NTL, Inc. - Michael Embler

NTL is one of two cable companies in the U.K., the other being Telewest Global Inc. Each of these companies was the result of aggressive consolidation during the telecommunications boom in the late 1990s into 2000. Both companies were largely debt financed and each converted substantial amounts of debt into equity in reorganizations within the last three years.

We believe strongly that NTL and Telewest will merge, with a deal announcement by the end of 2005, and that the resulting combined company will be a very strong player in the U.K. residential telecommunications market. We expected meaningful synergies to emerge from the merger process.

We value the combined companies at 7-8x our projected 2005 adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a discount to the U.S. cable companies. This valuation would value the equity at an approximately 10% free cash flow yield, based on our assumption of the combined companies’ capital structure and interest burden. This valuation would result in as much as 50% upside to the current share price of NTL, depending on the merger structure.

Both U.K. cable companies, and particularly NTL, have had to face major operational challenges over the past two years, due to the fact that the companies were not well integrated when they were created in years past from the roll-up of multiple operators. We believe NTL has made major strides in this integration effort, but that NTL in particular has further room to deliver. The company continues to deliver operating cash flow margins that are lower than its U.K. and U.S. peers, and we see this as a further opportunity to realize on our expected upside valuation.

A note on the history of this position—in certain funds which we manage we acquired significant positions in the debt issued by NTL prior to its restructuring, at distressed levels. We served on the official creditors’ committee that negotiated the restructuring plan allowing NTL to erase a large amount of debt, and we were actively involved in choosing the new board of directors of the company. (We played the same role in the Telewest restructuring.) We are extremely confident that NTL’s board and management team are focused on and able to deliver continued increases in shareholder value.

This industry is not without risk (we don’t know any that are). NTL and Telewest face formidable cable competition from U.K. incumbent satellite pay-TV provider BSkyB (in the U.S. the cable companies are the incumbents) and the newer Freeview offering, which has received a positive reception from consumers. On the telephony side of the business, British Telecom has, like the U.S. Regional Bell Operating Companies, succeeded in becoming a more nimble competitor in the residential telephone and broadband space. Nevertheless, given NTL’s valuation and the probable merger catalyst we feel the shares remain attractive despite their strong performance since we purchased them for the Masters Select Value Fund.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2005 (Unaudited)

	Shares/ Principal Amount		Value
	COMMON STOCKS: 93.1%

	Consumer Discretionary: 39.4%
	275,000	Amazon.Com, Inc.*	$9,097,000
	153,000	Comcast Corp. - Special Class A*	4,582,350
	513,000	DIRECTV Group, Inc. (The)*	7,951,500
	200,000	Disney (Walt) Co.	5,036,000
	300,000	Eastman Kodak Co.	8,055,000
	220,000	Gap, Inc. (The)	4,345,000
	223,000	General Motors Corp.	7,582,000
	310,000	Home Depot, Inc. (The)	12,059,000
	425,000	IAC/InterActiveCorp*	10,221,250
	248,000	Koninklijk (Royal) Philips Electronics NV	6,247,120
	1,099,000	Liberty Media Corp.*	11,198,810
	202,320	Limited Brands	4,333,694
	215,000	Mattel, Inc.	3,934,500
	180,000	McDonald's Corp.	4,995,000
	125,400	News Corp.	2,028,972
	54,689	NTL, Inc.*	3,741,821
	315,000	Time Warner, Inc.*	5,263,650
	155,000	Viacom, Inc. - Class B	4,963,100
	160,000	Vivendi Universal SA	5,012,800
	101,000	YUM! Brands, Inc.	5,260,080
			125,908,647
	Consumer Staples: 8.5%
	246,089	Imperial Tobacco Group Plc	6,630,879
	330	Japan Tobacco, Inc.	4,403,571
	497,700	KT&G Corp.	9,844,506
	172,600	Orkla ASA - Class A	6,360,142
			27,239,098
	Energy: 1.9%
	306,200	Statoil ASA	6,250,222
	Finance: 18.3%
	170,000	Aon Corp.	4,256,800
	3,767	Berkshire Hathaway, Inc. - Class B*	10,485,445
	100,000	Capital One Financial Corp.	8,001,000
	20,000	Fairfax Financial Holdings Ltd.	3,313,209
	175,000	JPMorgan Chase & Co.	6,181,000
	73,830	Leucadia National Corp.	2,852,053
	102,000	Moody's Corp.	4,585,920
	300,000	UnumProvident Corp.	5,496,000
	229,000	Washington Mutual, Inc.	9,318,010
	6,500	White Mountains Insurance Group Ltd.	4,100,850
			58,590,287
	Healthcare, Pharmaceuticals & Biotechnology: 1.7%
	217,000	IMS Health, Inc.	5,375,090
	Industrials: 8.1%
	67,000	Dun & Bradstreet Corp.*	4,130,550
	44,000	FedEx Corp.	3,564,440
	120,000	Republic Services, Inc.	4,321,200
	300,000	Tyco International Ltd.	8,760,000
	187,000	Waste Management, Inc.	5,299,580
			26,075,770
	Materials: 8.1%
	237,102	Anglo American Plc	5,564,098
	176,651	Cemex SA de CV	7,493,535
	95,194	Newmont Mining Corp.	3,715,422
	85,300	Potlatch Corp.	4,463,749
	72,000	Weyerhaeuser Co.	4,582,800
			25,819,604
	Technology: 1.6%
	25	Comdisco Holding Co., Inc.*	425
	3,650,000	Comdisco, Inc. Contingent Equity Distribution*+	0
	126,000	First Data Corp.	5,057,640
			5,058,065
	Telecommunications: 5.5%
	1,400,000	Level 3 Communications, Inc.*	2,842,000
	250,000	Nextel Communications, Inc.*	8,077,500
	84,000	Telephone & Data Systems, Inc.	3,220,560
	84,000	Telephone & Data Systems, Inc.	3,428,040
			17,568,100

	TOTAL COMMON STOCKS
	(cost $260,463,875)		297,884,883

	PREFERRED STOCK: 0.0%

	Telecommunications: 0.0%
	54	PTV, Inc.	108

	TOTAL PREFERRED STOCK
	(cost $0)		108

	NOTES & BONDS: 2.2%

	Finance: 0.9%
	$3,774,300	Armstrong Holdings Bank	2,906,211

	Industrials: 0.6%
	2,386,700	Armstrong World Trade Claims	1,813,892

	Telecommunications: 0.7%
	2,533,000	Level 3 Communications, Inc., 10.000%, 05/01/11	2,271,764

	TOTAL NOTES & BONDS
	(cost $3,981,569)		6,991,867

	SHORT-TERM INVESTMENT: 4.7%

	$14,967,000	State Street Bank & Trust Co., 1.750%, 06/30/05, due 07/01/05 [collateral: $15,295,000, U.S. Treasury Notes, 3.625%, due 06/30/07, value $15,275,881] (proceeds $14,967,728)	14,967,000

	TOTAL SHORT-TERM INVESTMENT
	(cost $14,967,000)		14,967,000

	TOTAL INVESTMENTS IN SECURITIES
	(cost $279,412,444): 100.0%		319,843,858

	Liabilities in excess of Other Assets: (0.0)%		(20,202)

	NET ASSETS: 100.0%		$319,823,656

*	Non-income producing security.
+	Illiquid security.

	See accompanying Notes to Financial Statements.

Masters’ Select Smaller Companies Fund Review

The first half of the year was a tough one for stocks in general and small cap stocks in particular. The Russell 2000 Index declined 1.25%. The Masters’ Select Smaller Companies Fund managed a positive return of 0.86%. Though not exactly exciting this amounted to better than a two percentage point premium to its benchmark.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Smaller Companies Fund from its inception (6/30/03) to present as compared with the Russell 2000 Index and the Lipper Small-Cap Core Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance As of June 30, 2005

		Average Annual Total Returns
	Year to		Since
	Date		Inception
	Return	One-Year	(06/30/03)
Masters’ Select Smaller Companies Fund
	0.86%	7.89%	20.61%
Russell 2000 Index	-1.25%	9.45%	20.81%
Lipper Small-Cap Core Index	-0.16%	9.68%	20.68%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

The fund invests in smaller companies which involve more risk such as limited liquidity and greater volatility. The fund may invest in foreign securities investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 59 for index definitions

Performance Commentary

The entire Masters’ Select team continues to focus its effort on extending the Masters’ Select fund family’s strong long-term performance advantage over its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of a year or longer during which performance will be sub-par. We generally think of three years as a bare minimum time period over which to judge a fund’s performance. Five years is better still, because over three years one bad year can have a significant impact.

At just two years old, Masters’ Select Smaller Companies Fund does not have a long-term record. So far the absolute returns have been very strong, with an annualized return since inception, as shown in the prior table, of 20.61%. However, this return trails the Russell 2000 Index and the Lipper Small-Cap Core Index benchmarks, though the differences are not material. Relative to its peer group the performance is impressive. We compare the fund to the Lipper Small-Cap Core group. For the since-inception period ended June 30, 2005, the fund ranked in the top 12.2% of Small-Cap Core Funds (there are 645 funds in this category). Lipper categorizes the fund in their Small-Cap Growth peer group. Within that group the fund ranks in the top 5.2% (out of 541 funds) for the same since-inception period. We think the fund is incorrectly categorized by Lipper probably because the fund’s value managers have held a lot of cash, so that looking only at the stock holdings makes the portfolio characteristics look more growth-like on average. Over time we believe the fund is likely to be re-categorized as Core. The fund’s one-year rankings for the period ended June 30, 2005, are 74.2% in a population of 597 Small-Cap Core Funds, and 38.5% out of 522 Small-Cap Growth Funds.

One explanation for the slightly lagging performance to date relative to the indexes is cash drag. We have discussed the cash drag at length in past reports and noted that the most significant cash drag occurred in the fund’s first few months of operation when a surging small-cap market led some of the sub-advisors to put the initial influx of cash to work gradually. The fund has outperformed its benchmarks since the beginning of its second month. Though cash continues to be a meaningful weighting in the fund it has declined since the end of last year.

A number of factors contributed to the fund’s performance during the first half of 2005. The highlights follow.

Performance of managers: Two of the fund’s five sub-advisors significantly beat their respective benchmarks while the other three managers underperformed. The absolute performance varied widely across the managers with two of the managers posting returns in the 9.5-10% range and the remaining managers generating negative returns ranging from -1.9% to -8.7%, after taking into account all fees.

Sector and stock picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process provides some insight to understanding the fund’s year-to-date relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the Russell 2000 Index had a slightly positive effect on performance during the first half of 2005. This was primarily driven by the fund’s over-weighting to the top-performing energy sector and its large cash position, which helped relative performance during a period of negative returns for the index. The managers’ stock selection also added value overall, particularly in the technology, health care and materials sectors. Stock-picking was generally poorest in the industrials sector, with Ceradyne being the biggest money loser for the period. However, the top dollar gainer, General Binding, is also an industrials company.

Leaders and laggards: Each of the fund’s stock pickers placed at least one stock on the list of the top ten dollar gainers for the first half of the year. Five of the six managers also had at least one of their holdings on the biggest dollar losers list. Once again, Bob Rodriguez avoided owning a top-ten loser. Six of the ten largest winners and six of the largest losers were still held in the portfolio at mid-year.

See the table on page 39 for the portfolio leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Smaller Companies for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The fund’s exposure to the information technology sector increased to 22.4% at the end of June, up from 16.8% at year-end. Relative to the Russell 2000 Index, the fund is overweighted to energy (11.8% of the portfolio versus 5.4% for the index), consumer discretionary stocks (22.4% versus 16.3%) and tech (22.3% versus 17.8%). Its largest underweights remain financials (9.5% versus 22.1%) and health care (8.4% versus 12.5%). The fund’s allocation to micro-cap stocks (below $500 million market cap) jumped to 21% of the portfolio, from 14% at the end of last year. The exposure to mid-cap names (above $4 billion) also increased from 3% to 8%. The fund’s asset weighted median market cap has risen slightly to $1.6 billion. Relative to the index, the fund is significantly underweighted to stocks with market caps in the $500 million to $1.6 billion range (37% for the fund vs. 67% for the index) and overweighted to companies above $1.6 billion (31% vs. 12%). Please see the table on page 40 for the fund’s sector weights and market cap exposure.

At the end of June, the fund’s cash position stood at 10%, down from 16% at the end of last year. This was primarily driven by three managers—David Anthony, John Rogers and Bob Rodriguez—putting more of their cash to work. Dick Weiss and Rodriguez still hold cash positions in the 15-18% range.

Over time, we expect the fund’s portfolio mix will vary. The fund’s stock pickers have considerable leeway to pursue their most compelling ideas regardless of sector. In addition, though this is primarily a small-cap fund, each stock picker has some freedom to buy mid-cap stocks if they find significantly better opportunities there. This was the case in the first half of the year as two new positions were established with market caps above $4 billion. Whatever the sector and market cap make-up, we expect that the fund will continue to look very different than its benchmark most of the time, and therefore exhibit performance periods that won’t track with its benchmark. The willingness to invest differently than the benchmark, if well executed, provides an opportunity to outperform the benchmark over the long run.

Miscellaneous

Taxes: So far in 2005 Masters’ Select Smaller Companies has a small recognized, but undistributed $0.22 per share capital gain (1.6% of fund assets). At this point in the year it is too early to know whether the fund’s sub-advisors will be able to offset this gain by harvesting tax losses or whether the gain will be larger by the end of the year. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: During the first half of 2005 expenses accrued at a rate of 1.29% of assets. This represents a significant decline from their 2004 level of 1.42% of assets. Much of this decline was due to economies of scale as assets continue to grow.

In Closing

As is the case for the overall stock market, our view on small-cap stocks is that they are in a fair value range. As a group, stocks of small companies don’t appear to be selling at bargain prices but neither do they appear to be overvalued. Of course there are always risks associated with equity investing. These days growing household debt levels and the U.S. trade deficit introduce economic risks which may or may not come to pass depending on how they are ultimately resolved. Of course our view of the stock market is irrelevant to the performance of Masters’ Select since the portfolio is a function of the bottom-up stock picking of each of the fund’s sub-advisors.

The overall stock market environment is an important influence on the performance of any equity fund. But regardless of overall equity market performance we remain confident in the potential of Masters’ Select Smaller Companies Fund to perform well over the long run relative to its benchmarks. As we’ve stated previously, though past performance isn’t by itself predictive, our confidence flows from our belief in the skills of the Masters’ Select stock pickers along with their mandate to focus on their highest conviction ideas. We believe that together, these factors explain most of the success of the three older Masters’ Select funds, all of which have out-returned their benchmarks over their respective histories of five years and longer.

We thank you for your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 41 for specific stock commentaries written by the Masters’ Select Smaller Companies’ managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges

Masters’ Select Smaller Companies Fund Leaders and Laggards

For the Six Months Ended June 30, 2005 (Unaudited)

By Percentage Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
General Binding Corp.	$1,433,112	66.4%
Men’s Wearhouse, Inc. (The)	1,371,633	61.1%
Cleveland-Cliffs, Inc.	1,124,706	55.5%
Patterson-UTI Energy, Inc.	889,923	44.5%
Mantech International Corp. - Class A	1,108,635	41.8%
Michaels Stores, Inc.	676,322	38.2%
National-Oilwell Varco, Inc.	1,367,404	35.6%
Lufkin Industries, Inc.	610,107	31.8%
Arch Coal, Inc.	732,452	31.7%
Respironics, Inc.	644,136	31.1%
	$9,958,429

Lexar Media	$(956,073)	(46.8%)
Tweeter Home Entertainment Group, Inc.	(1,174,359)	(34.3%)
Jupiter Media	(748,813)	(31.3%)
Rosetta Resources, Inc.	(344,000)	(29.9%)
Libbey, Inc.	(971,998)	(27.3%)
Ceradyne, Inc.	(1,853,878)	(26.2%)
Input/Output, Inc.	(462,292)	(24.9%)
3D Systems Corp.	(417,419)	(24.2%)
Candela Corp.	(395,539)	(22.1%)
Edge Pete Corp.	(565,739)	(21.6%)
	$(7,890,111)

By Dollar Gain / Loss

	Six Month Dollar	Six Month
Security	Contribution/(Loss)	% Change
General Binding Corp.	$1,433,112	66.4%
Corporate Executive Board Co.	1,427,319	30.6%
Men’s Wearhouse, Inc. (The)	1,371,633	61.1%
National-Oilwell Varco, Inc.	1,367,404	35.6%
Cleveland-Cliffs, Inc.	1,124,706	55.5%
Mantech International Corp. - Class A	1,108,635	41.8%
Patterson-UTI Energy, Inc.	889,923	44.5%
Brookstone, Inc.	791,726	30.8%
Avnet, Inc.	740,590	24.1%
Arch Coal, Inc.	732,452	31.7%
	$10,987,499

Ceradyne, Inc.	$(1,853,878)	(26.2%)
Tweeter Home Entertainment Group, Inc.	(1,174,359)	(34.3%)
Armor Holdings, Inc.	(1,042,519)	(10.8%)
Libbey, Inc.	(971,998)	(27.3%)
Lexar Media	(956,073)	(46.8%)
Jupiter Media	(748,813)	(31.3%)
Embarcadero Technologies, Inc.	(678,659)	(19.5%)
Artesyn Technologies, Inc.	(657,805)	(17.4%)
Magma Design Automation, Inc.	(623,882)	(15.8%)
Identix, Inc.	(616,028)	(16.2%)
	$(9,324,014)

Masters’ Select Smaller Companies Fund Managers

			MARKET
		TARGET	CAPITALIZATION
INVESTMENT		ASSET	OF COMPANIES	STOCK-PICKING
MANAGER	FIRM	ALLOCATION	IN PORTFOLIO	STYLE
David Anthony	Ranger Investment Management, L.P.	20%	Small and mid-sized	Growth
			companies
Bill D’Alonzo and team	Friess Associates, LLC	20%	Small and mid-sized	Growth
			companies
John Rogers, Jr.	Ariel Capital Management, LLC	20%	Small and mid-sized	Value
			companies
Robert Rodriquez	First Pacific Advisors, Inc.	20%	Small and mid-sized	Value
			companies
Dick Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized	Growth at a
			companies	reasonable price

Portfolio Composition

The fund holds 73 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Micro-Cap < $500 million
Small-Cap $500 million - $1.6 billion
Small-Mid Cap Domestic $1.6 - $4 billion
Mid-Cap Domestic > $4 billion

By Sector

	Sector Weights
		Russell 2000
	Fund	Index
Consumer Discretionary & Services	22.4%	16.3%
Technology	22.3%	17.8%
Industrials	15.4%	14.2%
Energy	11.8%	5.4%
Finance	9.5%	22.1%
Healthcare, Pharmaceuticals & Biotechnology	8.4%	12.5%
Materials	—	4.5%
Consumer Staples	—	3.2%
Utilities	—	2.7%
Telecommunications	—	1.3%
Cash Equivalents & Other	10.2%	—
Net Assets	100.0%	100.0%

Masters’ Select Smaller Companies Fund Stock Highlights

Laureate Education, Inc. - David Anthony

Laureate Education is the dominant for-profit player in international higher education, owning the largest network of international universities. The company serves approximately 187,000 students at 43 traditional college campuses in 12 countries, with a high concentration in Latin America. Approximately 87% of Laureate’s enrollments and 80% of its revenues are generated outside the United States. The company owns either the 1st or 2nd largest private universities in Mexico, Chile and Madrid, and it has the leading global position in hospitality/hotel management. In the U.S. Laureate operates in an online format, with a focus on graduate and post-graduate students.

Since 2001, Laureate’s enrollments, revenue and operating income have grown at a compounded annual rate of 31%, 36% and 41%, respectively. College enrollments in Latin America have been growing approximately three times as fast as they have been in the U.S. The difference in enrollment growth is partly due to rapidly rising participation rates, which are currently less than 15% in Latin America. These rates have been growing due to an increasing recognition of the financial value of a college degree, wider access to higher education, and an improving ability to pay for higher education. In addition to these secular trends, Laureate has been successful in attracting students by capitalizing on its brand recognition, offering joint degrees and teacher exchange programs with U.S and European institutions, and marketing its degree programs that are specifically designed to address the needs of local employers. The surging demand has also afforded Laureate strong pricing power. Given that the college-age segment of the population in Latin America is twice the size of that in the U.S. and that Laureate has less then 10% market share in any country, we believe Laureate is in the early stages of a sustainable growth market.

Furthermore, the company has exciting growth opportunities in enormous new markets with equally attractive secular trends. Laureate established a toe-hold in China by partnering its Les Roche University in Spain with a hotel management school in Shanghai. This has been a very successful venture for the company. Management has been researching the Brazilian market for 5 years, and has announced plans to open a university there by late 2005 or early 2006. This long and extensive due diligence illustrates the deliberate process management employs before entering a new country.

Laureate also enjoys many advantages over its for-profit competitors, which are typically focused on the working-adult market in the U.S. Firstly, Laureate’s visibility is higher since the average length of a student’s program is 4-6 years as compared to 1-3 years for those attending its U.S. peers. Secondly, Laureate’s attrition rate of 11% is less than half of the 20%+ rate experienced by the majority of its U.S. competition. Laureate also is exclusively private pay, so they are not reliant on Title IV government funds. Finally, owning a private university and obtaining accreditation in the markets in which Laureate operates is much more complicated and difficult than the United States, which provides Laureate with a distinct first-mover advantage.

We view Laureate as a well-managed industry leader that has produced consistent financial results and currently dominates a niche market with fantastic long-term growth prospects.

The Men’s Wearhouse, Inc. - Bill D’Alonzo

When super-casual corporate cultures fell out of fashion with the dot-com bust, Men’s Wearhouse reminded the business world that outward expressions of professionalism never go out of style. Bolstered by a trend favoring more upscale work apparel, the company is now expanding its wardrobe of offerings—and dressing up its bottom line in the process.

NYSE-listed The Men’s Wearhouse Inc. is a discount retailer specializing in men’s business apparel. The company operates about 700 stores in the U.S. and Canada under the names Men’s Wearhouse, K&G and Moore’s. Industry analysts estimate that the company sells one in every five suits purchased in the U.S. and one in four in Canada. Revenues reached $1.6 billion in the 12 months through March.

Men’s Wearhouse grew April-quarter earnings 68 percent, surpassing Wall Street estimates by 28 percent. The company topped estimates in each of the four quarters since the Friess Associates team’s initial purchase.

Men’s Wearhouse continues to execute on the earnings front as newer, higher-margin business lines comprise a greater percentage of sales. The company’s tuxedo rental business, which is very profitable given the company’s existing store base and distribution networks, grew by more than 50 percent in the fiscal year ended January. Tuxedo rentals accounted for about 5 percent of sales in that fiscal year, up from less than 1 percent in fiscal 2001.

The Friess team spoke with Chief Financial Officer Neill Davis about the publicly disclosed initiatives central to the company’s growth plans. For example, Men’s Wearhouse is leveraging the dry-cleaning capabilities it developed for its tuxedo rental business by offering cleaning services to customers. Dry-cleaning offers wider profit margins than apparel sales while attracting regular customer traffic to stores.

The Friess team bought Men’s Wearhouse at 11 times current earnings estimates for the fiscal year ended January 2006. Wall Street expects the company to grow earnings 35 percent during this fiscal year.

Hewitt Associates, Inc. - John Rogers

Hewitt Associates is a global outsourcing and consulting firm delivering a complete range of human capital management services to companies, including: (1) Human Resources, Payroll, and Benefits Outsourcing, (2) Health Care, Retirement, and Financial Management Consulting, and (3) Talent and Organizational Change Consulting.

Since its founding in 1940, Hewitt Associates has continually extended and expanded its human resources service offerings in response to client needs. Early in the company’s history, Hewitt specialized in providing actuarial services for retirement plans and executive compensation consulting. Through years of interacting with its clients’ Human Resources departments, Hewitt has gained the trust of its clients to provide additional services.

Hewitt’s primary competitive strength is its extensive experience in human resources and its blue chip client base. Although many companies offer a range of consulting and outsourcing services, Hewitt has remained focused on human resources as its core business. This focus has proven to be an advantage, as the company has demonstrated a better understanding of the concerns and needs of its client base. In turn, this has led to Hewitt’s concentration on improving the human resources functions of its client, rather than simply helping them to cut costs. Hewitt’s first class client base speaks to the quality of its service offerings. Furthermore, the breadth, balance across industries and longevity of these relationships is impressive. Currently more than half of all Fortune 500 companies are Hewitt clients and the company has retention rates of over 90% in its outsourcing businesses. Additionally, Hewitt has demonstrated the strength of its brand and offering by dominating in new business wins in the Human Resources Business Process Outsourcing (HR/BPO) market.

While the market has not rewarded Hewitt’s stock of late, we are extremely positive on the company and its positioning in the HR/BPO space. These opportunities are attractive because they have low capital requirements, high operating margins and extremely high retention rates. Our belief is that the company’s strong market position and the favorable impact of its recent HR/BPO wins will lead to a continuation of Hewitt’s leadership position in this space.

Big Lots, Inc. - Bob Rodriguez

We feel a bit like a stable owner as we explore various prospective investments. We both try to take the measure of a business and its management team except, in the stable owner’s case, his business has hoofs and his operator wears silks. If the horse is lame, the jockey’s best efforts will prove for naught. If the jockey is no good, the horse will not run its best. As money managers we need to know the horse and jockey. Historically, our best investments have been those where the horse and the jockey have been good.

One horse we continue to believe in is Big Lots, Inc., the nation’s largest close-out retailer. When a company like Rubbermaid wants to shift their color palette from teal to eggplant, the unsold inventory in the old color can be sold to Big Lots, whose customers will be happy to purchase the old color at a discounted price. We have followed Big Lots for more than a decade and, in that time; have observed various managements take the helm. Although there have been many good decisions along the way, the bad outweigh the good and the company’s margins and earnings are near its lows.

Big Lots had operating margins that averaged 7.4% from 1995-1997. If the company gets to just a 6% operating margin, its earnings per share (EPS) would be $1.40, attractive for a $13.24 stock price. We believe such operating margins are attainable. We just need the right jockey. In recent years, former CEO Mike Potter led the Big Lots management team to mediocre results. During his tenure 2000-2004, the company had an average ROE of 5.0% and earnings that declined. This poor performance did not stop the board from rewarding management at the expense of shareholders. They granted nine million options over the last five years, 8% of the average outstanding shares.

Should Big Lots achieve the potential we believe possible, its stock price performance would not be dissimilar to other successful investments we have made, many of which trade in a narrow range for many years until one day Wall Street recognizes that the business has turned and accords it a different valuation. We look back and can point to stocks we have owned that have barely budged for years, suddenly double (or better) in a matter of months. To be fair, we can also point out those that did not. Although we espouse long-term investing, long-term does not mean forever. The board recently named a new CEO who we hope has a positive impact on their moribund business. It is too early too tell. If by next year this time we do not see improvement in various operating metrics, not the least of which is comparable store sales, we will reconsider our investment in Big Lots. While we wait, it is good to know that Big Lots sells at 35% of revenues, near its 10-year low and the balance sheet is strong with debt to capital of just 8%. Offering some additional support to our investment should management fail in their turn-around efforts, Big Lots may well prove an attractive acquisition candidate for a firm interested in their valuable national footprint and prospects with a jockey of their choice holding the reins.

Management and the board recognize that, as their third largest shareholder, we are not content to watch any further degradation of shareholder value. To that end, we have had conversations with the head of the Board’s Compensation Committee whereby we have been promised that future option awards will be predicated on, among other things, return on capital and earnings per share growth. We continue to believe that the horse is good. Hopefully, the new jockey rides well and uses his crop judiciously.

Lufkin Industries, Inc. - Dick Weiss

Lufkin Industries, Inc. began in 1902 in Lufkin, Texas as a small machine shop that manufactured railroad and sawmill equipment. During the early 20th century, they expanded into new markets by pioneering oil-well pumping units and entering the industrial gear and truck trailer markets. Today, Lufkin is a diversified manufacturing company that consists of three divisions: oil field, power transmission and trailer.

The oil field division is the company’s predominant business, accounting for 61% of fiscal year 2004 revenues. This division is responsible for manufacturing and servicing oil-well pumping units used to extract crude oil and other fluids from oil wells. Notably, Lufkin is the world’s largest manufacturer of oil-well pumping units as the units are considered the industry standard. The company’s power transmission division manufactures and services precision-made gears in a wide range of weights and power levels. The division contributed 22% of fiscal year 2004 top-line revenue. Through its trailer segment, the company manufactures and services various highway trailers, including van, platform and dump trailers. While these markets are price-competitive, technological and quality differences can provide product differentiation.

Lufkin differentiates its products through additional value-added capabilities. Examples of these capabilities are high quality engineering, customized designs, rapid manufacturing response to demand through plant capacity, inventory, vertical integration, superior quality and customer service and an international network of service locations. In addition, the company’s strategy is to maintain a low debt to equity ratio in order to quickly take advantage of growth opportunities and pay dividends, even during unfavorable business cycles.

In support of the above strategy, during the fourth quarter of 2004, the company completed the acquisition of Black Widow Oilfield Services located in Drayton Valley, Alberta, Canada to further expand its service presence in Canada. In addition to acquisitions, the company has been making capital investments within the oil field segment in both more efficient replacement equipment and capacity expansion to meet the growing demand for its products and generate cost savings.

We recognize the volatility of energy prices and the negative impact a sustained downturn would have on Lufkin. However, we anticipate the energy cycle will remain strong. As a result, we believe the near-term outlook for the company is bright. Earnings are expected to double in 2005 as demand for the company’s pumping units remains very strong both domestically and internationally. Lufkin has backlog levels unseen in the past decade due to the record high U.S. rig count resulting from sustained strong crude oil and natural gas prices. In addition, demand for drilling equipment is expected to lead to pricing leverage for oil services companies. We think Lufkin is an attractive company selling at a discount due to the relatively low promotion of the company, as well as limited analyst coverage.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Masters' Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2005 (Unaudited)

	Shares/ Principal Amount		Value
	COMMON STOCKS: 89.8%

	Consumer Discretionary: 22.4%
	140,300	Big Lots, Inc.*	$1,857,572
	278,900	Charming Shoppes, Inc.*	2,602,137
	183,000	Cox Radio, Inc. - Class A*	2,882,250
	96,700	Foot Locker, Inc.	2,632,174
	127,800	Jo-Ann Stores, Inc.*	3,372,642
	75,000	JOS A Bank Clothiers, Inc.*	3,247,500
	158,300	Journal Register Co.*	2,771,833
	164,000	Libbey, Inc.	2,592,840
	90,000	Men's Wearhouse, Inc. (The)*	3,098,700
	56,500	Michaels Stores, Inc.	2,337,405
	145,000	O'Charleys, Inc.*	2,560,700
	62,500	Oxford Industries, Inc.	2,690,625
	344,620	Quicksilver, Inc.*	5,507,028
	147,700	Radio One, Inc. - Class D*	1,886,129
	82,900	Rent-A-Center, Inc.*	1,930,741
	280,799	True Religion Apparel, Inc.*	3,846,946
	600,000	Tweeter Home Entertainment Group, Inc.*	1,500,000
	84,900	Valassis Communications, Inc.*	3,145,545
			50,462,767
	Energy: 11.8%
	84,923	Alpha Natural Resources, Inc.*	2,027,961
	98,000	Core Laboratories NV*	2,628,360
	53,000	Houston Exploration Co. (The)*	2,811,650
	120,000	Key Energy Services, Inc.*	1,452,000
	70,206	Lufkin Industries, Inc.	2,526,012
	104,301	National-Oilwell Varco, Inc.*	4,958,470
	103,900	Patterson-UTI Energy, Inc.	2,891,537
	250,000	PetroHawk Energy Corp.*	2,700,000
	71,800	Rosetta Resources, Inc.*+	1,148,800
	114,800	Rowan Companies, Inc.	3,410,708
			26,555,498
	Finance: 9.5%
	41,500	AMBAC Financial Group, Inc.	2,895,040
	56,800	Greater Bay Bancorp	1,497,816
	58,500	HCC Insurance Holdings, Inc.	2,215,395
	165,200	Janus Capital Group, Inc.	2,484,608
	6,405	Markel Corp.*	2,171,295
	129,800	Universal American Financial Corp.*	2,936,076
	54,272	Vineyard National Bancorp	1,712,824
	149,500	Waddell & Reed Financial, Inc. - Class A	2,765,750
	52,100	Westcorp	2,731,082
			21,409,886
	Healthcare, Pharmaceuticals & Biotechnology: 8.4%
	92,396	Advisory Board Co. (The)*	4,503,381
	41,300	Apria Healthcare Group, Inc.*	1,430,632
	44,000	Cerner Corp.*	2,990,680
	555,000	Draxis Health, Inc.	2,758,350
	122,900	IMS Health, Inc.	3,044,233
	365,671	PainCare Holdings, Inc.*	1,583,355
	72,000	Respironics, Inc.*	2,599,920
			18,910,551
	Industrials: 15.4%
	66,600	Armor Holdings, Inc.*	2,638,026
	81,277	Bright Horizons Family Solutions, Inc.*	3,309,600
	55,912	Corporate Executive Board Co.	4,379,587
	163,900	General Binding Corp.*	3,592,688
	320,000	Global Power Equipment Group, Inc.*	2,544,000
	116,311	Greenbrier Companies, Inc.	3,152,028
	46,334	Laureate Education, Inc.*	2,217,545
	75,000	Manitowoc Co.	3,076,500
	125,000	Swift Transportation Co., Inc.*	2,911,250
	131,700	Trinity Industries, Inc.	4,218,351
	55,000	Washington Group International, Inc.*	2,811,600
			34,851,175
	Technology: 22.3%
	125,000	Aladdin Knowledge Systems*	2,567,500
	82,491	Alliance Data Systems Corp.*	3,345,835
	239,300	Andrew Corp.*	3,053,468
	520,000	Autobytel, Inc.*	2,511,600
	169,000	Avnet, Inc.*	3,807,570
	130,000	DSP Group, Inc.*	3,103,100
	500,000	Embarcadero Technologies, Inc.*	2,805,000
	120,600	Hewitt Associates, Inc.*	3,197,106
	1,125,000	Homestore, Inc.*	2,283,750
	634,568	Identix, Inc.*	3,191,877
	109,900	Littelfuse, Inc.*	3,060,715
	360,000	Magma Design Automation, Inc.*	3,009,600
	121,100	Mantech International Corp. - Class A*	3,758,944
	69,600	Maxtor Corp.*	361,920
	18,674	MICROS Systems, Inc.*	835,662
	73,320	Nice Systems Ltd.*	2,893,940
	340,000	Powerwave Technologies, Inc.*	3,474,800
	325,000	Vasco Data Security International*	3,152,500
			50,414,887

	TOTAL COMMON STOCKS
	(cost $184,828,462)		202,604,764

	SHORT-TERM INVESTMENT: 11.0%

	$24,960,000	State Street Bank & Trust Co., 1.750%, 06/30/05, due 07/01/05 [collateral: $25,505,000, U.S. Treasury Notes, 3.625%, due 06/30/07, value $25,473,119] (proceeds $24,961,213)	24,960,000

	TOTAL SHORT-TERM INVESTMENT
	(cost $24,960,000)		24,960,000

	TOTAL INVESTMENTS IN SECURITIES
	(cost $209,788,462): 100.8%		227,564,764

	Liabilities in excess of Other Assets: (0.8)%		(1,888,250)

	NET ASSETS: 100.0%		$225,676,514

*	Non-income producing security.
+	Illiquid securities.

	See accompanying Notes to Financial Statements.

Masters’ Select Funds Trust
EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/05)	Ending Account Value (06/30/05)	Expenses Paid During Period* (01/01/05 to 06/30/05)	Expense Ratio During Period* (01/01/05 to 06/30/05)
Masters’ Select Equity Fund Actual	$1,000.00	$957.40	$5.82	1.20%
Masters’ Select Equity Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%
Masters’ Select International Fund Actual	$1,000.00	$1,030.20	$5.39	1.07%
Masters’ Select International Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Masters’ Select Value Fund Actual	$1,000.00	$977.20	$5.98	1.22%
Masters’ Select Value Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11	1.22%
Masters’ Select Smaller Companies Fund Actual	$1,000.00	$1,008.70	$6.42	1.29%
Masters’ Select Smaller Companies Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46	1.29%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Masters' Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2005 (Unaudited)

		International		Smaller Companies
	Equity Fund	Fund	Value Fund	Fund
ASSETS
Investments in securities at cost	$681,359,961	$962,299,870	$264,445,444	$184,828,462
Repurchase agreements at cost	16,978,000	96,669,000	14,967,000	24,960,000
Total investments at cost	$698,337,961	$1,058,968,870	$279,412,444	$209,788,462
Investments in securities at value	$813,636,956	$1,110,109,346	$304,876,858	$202,604,764
Repurchase agreements at value	16,978,000	96,669,000	14,967,000	24,960,000
Cash	50,439	3,698	3,317	2,864
Cash, denomination in foreign currency (cost of $—, $991,155, $99,910 and $—, respectively)	—	972,554	97,525	—

Receivables:
Securities sold	10,568,010	3,328,710	—	1,335,140
Dividends and interest	764,440	1,489,776	205,752	7,795
Fund shares sold	250,266	1,355,123	826,805	662,732
Foreign tax reclaim	77,489	739,662	11,728	—
Unrealized gain on forward exchange contracts	—	5,894,333	650,533	—
Prepaid expenses	32,261	33,397	27,769	17,322
Total assets	842,357,861	1,220,595,599	321,667,287	229,590,617
LIABILITIES
Payables:
Advisory fees	751,069	899,352	282,944	202,842
Trustee fees	1,853	—	—	—
Securities purchased	8,037,232	34,073,225	1,035,882	3,595,507
Fund shares redeemed	393,856	704,779	223,628	66,433
Foreign taxes withheld	7,630	114,452	—	—
Unrealized loss on forward exchange contracts	—	1,196,480	224,693	—
Accrued expenses	156,552	262,195	76,484	49,321
Total liabilities	9,348,192	37,250,483	1,843,631	3,914,103
NET ASSETS	$833,009,669	$1,183,345,116	$319,823,656	$225,676,514
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	57,013,034	68,054,030	21,971,362	16,171,264
Net asset value, offering and redemption price per share	$14.61	$17.39	$14.56	$13.96
COMPONENTS OF NET ASSETS
Paid in capital	$692,417,930	$941,626,364	$267,274,156	$203,037,596
Undistributed net investment income (loss)	(30,973)	13,079,801	226,620	(789,235)
Accumulated net realized gain on investments	8,347,912	76,030,092	11,468,011	5,651,851
Net unrealized appreciation (depreciation) on:
Investments	132,276,995	147,809,476	40,431,414	17,776,302
Foreign currency	(2,195)	4,799,383	423,455	—
Net assets	$833,009,669	$1,183,345,116	$319,823,656	$225,676,514

See accompanying Notes to Financial Statements.

Masters' Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2005 (Unaudited)

		International		Smaller Companies
	Equity Fund	Fund	Value Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $136,687, $1,797,463, $155,363 and $—, respectively)	$4,479,763	$16,302,907	$2,377,473	$241,007
Interest	402,319	512,161	298,618	209,828
Total income	4,882,082	16,815,068	2,676,091	450,835
Expenses
Advisory fees	4,507,773	6,285,651	1,710,324	1,095,284
Administration fees	86,554	120,682	32,832	20,282
Custody fees	38,572	303,378	20,710	23,282
Transfer agent fees	125,445	189,778	45,919	25,721
Chief compliance officer fees	6,199	6,199	6,199	6,199
Fund accounting fees	38,680	35,704	32,133	35,704
Professional fees	39,580	54,052	24,299	22,468
Trustee fees	24,237	24,970	15,149	13,528
Registration expense	15,281	24,795	16,633	16,626
Insurance expense	17,771	22,821	6,570	3,513
Reports to shareholders	45,869	70,416	12,051	5,455
Miscellaneous	23,803	41,875	8,431	4,538
Total expenses	4,969,764	7,180,321	1,931,250	1,272,600
Less: fees waived	(55,700)	(1,046,682)	(39,615)	(31,923)
Less: expenses paid indirectly	(1,009)	(451)	(255)	(607)
Net expenses	4,913,055	6,133,188	1,891,380	1,240,070
Net investment income (loss)	(30,973)	10,681,880	784,711	(789,235)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	16,888,381	79,657,771	12,136,027	3,397,530
Foreign currency transactions	(607)	(2,590,487)	(75,589)	—
Net realized gain	16,887,774	77,067,284	12,060,438	3,397,530
Net unrealized appreciation (depreciation) on:
Investments	(53,127,294)	(61,920,599)	(20,967,548)	1,134,766
Foreign currency translations	(4,587)	8,372,145	769,112	—
Net unrealized appreciation (depreciation)	(53,131,881)	(53,548,454)	(20,198,436)	1,134,766
Net realized and unrealized gain (loss) on investments and foreign currency	(36,244,107)	23,518,830	(8,137,998)	4,532,296
Net increase (decrease) in net assets resulting from operations	$(36,275,080)	$34,200,710	$(7,353,287)	$3,743,061

See accompanying Notes to Financial Statements.

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005#	December 31, 2004	June 30, 2005#	December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(30,973)	$(3,254,742)	$10,681,880	$7,043,503
Net realized gain on investments and foreign currency	16,887,774	32,088,647	77,067,284	40,098,443
Net unrealized appreciation (depreciation) on investments and foreign currency	(53,131,881)	68,114,912	(53,548,454)	87,624,878
Net increase (decrease) in net assets resulting from operations	(36,275,080)	96,948,817	34,200,710	134,766,824
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(4,716,546)
Total distributions	—	—	—	(4,716,546)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	72,085,242	211,894,235	111,964,048	409,035,241
Reinvested distributions	—	—	—	3,851,544
Redemption fee proceeds	47,770	59,366	49,036	259,588
Payment for shares redeemed	(58,166,897)	(63,465,916)	(100,574,260)	(138,996,393)
Net increase in net assets from capital share transactions	13,966,115	148,487,685	11,438,824	274,149,980
Total increase (decrease) in net assets	(22,308,965)	245,436,502	45,639,534	404,200,258
NET ASSETS
Beginning of period	855,318,634	609,882,132	1,137,705,582	733,505,324
End of period	$833,009,669	$855,318,634	$1,183,345,116	$1,137,705,582
Accumulated net investment income (loss)	$(30,973)	$—	$13,079,801	$2,397,921
CAPITAL TRANSACTIONS IN SHARES:
Sold	4,964,097	15,217,946	6,596,380	26,946,223
Reinvested distributions	—	—	—	228,840
Redeemed	(4,009,722)	(4,542,626)	(5,922,299)	(9,247,373)
Net increase from capital share transactions	954,375	10,675,320	674,081	17,927,690

# Unaudited.

See accompanying Notes to Financial Statements.

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2005#	December 31, 2004	June 30, 2005#	December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$784,711	$465,793	$(789,235)	$(970,844)
Net realized gain on investments and foreign currency	12,060,438	8,343,732	3,397,530	8,014,682
Net unrealized appreciation (depreciation) on investments and foreign currency	(20,198,436)	25,541,558	1,134,766	11,121,971
Net increase (decrease) in net assets resulting from operations	(7,353,287)	34,351,083	3,743,061	18,165,809
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	—	—	(4,769,266)
Total distributions	—	—	—	(4,769,266)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	51,874,018	117,061,914	73,929,461	101,962,527
Reinvested distributions	—	—	—	4,698,946
Redemption fee proceeds	48,768	75,249	35,089	13,999
Payment for shares redeemed	(31,287,674)	(25,940,696)	(14,661,525)	(8,632,384)
Net increase in net assets from capital share transactions	20,635,112	91,196,467	59,303,025	98,043,088
Total increase in net assets	13,281,825	125,547,550	63,046,086	111,439,631
NET ASSETS
Beginning of period	306,541,831	180,994,281	162,630,428	51,190,797
End of period	$319,823,656	$306,541,831	$225,676,514	$162,630,428
Accumulated net investment income (loss)	$226,620	$(558,091)	$(789,235)	$—
CAPITAL TRANSACTIONS IN SHARES:
Sold	3,571,992	8,553,661	5,506,851	7,725,764
Reinvested distributions	—	—	—	340,507
Redeemed	(2,173,044)	(1,913,118)	(1,087,577)	(655,462)
Net increase from capital share transactions	1,398,948	6,640,543	4,419,274	7,410,809

# Unaudited.

See accompanying Notes to Financial Statements.

Masters' Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.
	Six Months Ended		Year Ended December 31,
	June 30, 2005#		2004		2003		2002		2001		2000
Net asset value, beginning of period	$ 15.26		$ 13.44		$ 10.19		$ 12.59		$ 12.98		$ 14.38
Income from investment operations:
Net investment loss	—		(0.06)		(0.04)		(0.03)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.65)		1.88		3.29		(2.37)		(0.29)		0.42
Total income (loss) from investment operations	(0.65)		1.82		3.25		(2.40)		(0.33)		0.37
Less distributions:
From net realized gain	—		—		—		—		(0.06)		(1.77)
Total distributions	—		—		—		—		(0.06)		(1.77)
Redemption fee proceeds	—	^	—	^	—	^	—	^	—	^	—	^
Net asset value, end of period	$ 14.61		$ 15.26		$ 13.44		$ 10.19		$ 12.59		$ 12.98

Total return	(4.26)%	+	13.54%		31.89%		(19.06)%		(2.55)%		3.17%
Ratios/supplemental data:
Net assets, end of period (millions)	$833.0		$855.3		$609.9		$431.2		$508.9		$469.0
Ratio of total expenses to average net assets:
Before fees waived	1.21%	*	1.22%		1.25%		1.27%		1.28%		1.26%
After fees waived	1.20%	*	1.22%		1.23%		1.25%		1.26%		1.24%
Ratio of net investment loss to average net assets:	(0.01)%	*	(0.46)%		(0.39)%		(0.30)%		(0.36)%		(0.35)%
Portfolio turnover rate	10.24%	+	39.34%		84.28%		93.76%		94.98%		129.70%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

Masters' Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2005#		2004	2003		2002		2001		2000
Net asset value, beginning of period	$ 16.88		$ 14.83	$ 10.70		$ 12.53		$ 15.31		$ 18.67
Income from investment operations:
Net investment income	0.16		0.10	0.07		0.05		0.06		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.35		2.01	4.09		(1.85)		(2.83)		(1.04)
Total income (loss) from investment operations	0.51		2.11	4.16		(1.80)		(2.77)		(0.97)
Less distributions:
From net investment income	—		(0.07)	(0.03)		(0.03)		(0.03)		(0.05)
From net realized gain	—		—	—		—		—		(2.34)
Return capital	—		—	—		—	^	—	^	—
Total distributions	—		(0.07)	(0.03)		(0.03)		(0.03)		(2.39)
Redemption fee proceeds	—	^	0.01	—	^	—	^	0.02		—	^
Net asset value, end of period	$ 17.39		$ 16.88	$ 14.83		$ 10.70		$ 12.53		$ 15.31

Total return	3.02%	+	14.30%	38.86%		(14.34)%		(17.94)%		(5.01)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,183.3		$1,137.7	$733.5		$336.0		$278.9		$275.8
Ratio of total expenses to average net assets:
Before fees waived	1.26%	*	1.28%	1.30%		1.32%		1.37%		1.34%
After fees waived	1.07%	*	1.09%	1.10%		1.13%		1.19%		1.18%
Ratio of net investment income to average net assets:	1.87%	*	0.76%	0.69%		0.47%		0.52%		0.47%
Portfolio turnover rate	75.15%	+	87.88%	110.19%		141.07%		174.19%		149.25%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

Masters' Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.
	Six Months Ended		Year Ended December 31,								Period Ended
	June 30, 2005#		2004		2003		2002		2001		December 31, 2000**
Net asset value, beginning of period	$ 14.90		$ 12.99		$ 9.82		$ 11.43		$ 10.45		$ 10.00
Income from investment operations:
Net investment income	0.04		0.02		0.04		0.06		—	^	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)		1.89		3.13		(1.67)		1.00		0.44
Total income (loss) from investment operations	(0.34)		1.91		3.17		(1.61)		1.00		0.45
Less distributions:
From net investment income	—		—		—		—		—	^	—
From net realized gain	—		—		—		—		(0.03)		—
Total distributions	—		—		—		—		(0.03)		—
Redemption fee proceeds	—	^	—	^	—	^	—	^	0.01		—	^
Net asset value, end of period	$ 14.56		$ 14.90		$ 12.99		$ 9.82		$ 11.43		$ 10.45

Total return	(2.28)%	+	14.70%		32.28%		(14.09)%		9.64%		4.50%	+
Ratios/supplemental data:
Net assets, end of period (millions)	$319.8		$306.5		$181.0		$137.9		$160.5		$56.4
Ratio of total expenses to average net assets:
Before fees waived	1.24%	*	1.25%		1.30%		1.31%		1.37%		1.75%	*
After fees waived	1.22%	*	1.23%		1.28%		1.29%		1.35%		1.70%	*
Ratio of net investment income (loss) to average net assets:	0.50%	*	0.20%		0.35%		0.55%		(0.04)%		0.07%	*
Portfolio turnover rate	12.16%	+	29.14%		21.54%		54.08%		32.67%		17.05%	+

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2000.

See accompanying Notes to Financial Statements.

Masters' Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	Six Months Ended		Year Ended		Period Ended
	June 30, 2005 #		December 31, 2004		December 31, 2003**
Net asset value, beginning of period	$ 13.84		$ 11.79		$ 10.00
Income from investment operations:
Net investment loss	(0.05)		(0.08)		(0.06)
Net realized and unrealized gain on investments	0.17		2.56		1.98
Total income from investment operations	0.12		2.48		1.92
Less distributions:
From net realized gain	—		(0.43)		(0.13)
Total distributions	—		(0.43)		(0.13)
Redemption fee proceeds	—	^	—	^	—	^
Net asset value, end of period	$ 13.96		$ 13.84		$ 11.79

Total return	0.87%	+	21.01%		19.17%	+
Ratios/supplemental data:
Net assets, end of period (millions)	$225.7		$162.6		$51.2
Ratio of total expenses to average net assets:
Before fees waived	1.32%	*	1.43%		1.67%	*
After fees waived	1.29%	*	1.40%		1.65%	*
Ratio of net investment loss to average net assets:	(0.82)%	*	(1.07)%		(1.33)%	*
Portfolio turnover rate	75.77%	+	148.81%		43.49%	+

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2003.

See accompanying Notes to Financial Statements.

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 - Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of four separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund and the Masters’ Select Smaller Companies Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers.

The Masters’ Select Equity Fund and the Masters’ Select International Fund are closed to most new investors.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price (or the Nasdaq official closing price for Nasdaq-reported securities) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value. Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market, are fair valued using methods approved by the Board of Trustees.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into US dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

E.
Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

F.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

G.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

H.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

I.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

J.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Management Fees and Transactions with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10%	on the first $750 million and
	1.00%	on assets in excess of $750 million
International Fund	1.10%	on the first $1 billion and
	1.00%	on assets in excess of $1 billion
Value Fund	1.10%
Smaller Companies Fund	1.14%

The Advisor engages sub-advisors to manage the funds and pays the sub-advisors from it’s advisory fees.

Through December 31, 2005, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.152% of the average daily net assets of the Masters’ Select International Fund, 0.02% of the average daily net assets of the Masters’ Select Value Fund, and 0.03% of the average daily net assets of the Masters’ Select Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to sub-advisors. For the period ended June 30, 2005, the amount waived was $55,700, $144,222, $8,380 and $3,100 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund and Masters’ Select Smaller Companies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the “Administrator”). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the sub-advisors received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2005 of $2,000, $79,727, $1,650 and $1,775 for the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund and the Masters’ Select Smaller Companies Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $40,000 per year.

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2005, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$219,189,457	$167,248,716
International Fund	810,718,881	809,320,476
Value Fund	94,271,544	33,587,206
Smaller Companies Fund	188,686,890	125,972,874

Note 5 - Income Taxes and Distributions to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of June 30, 2005, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

				Smaller
		International		Companies
	Equity Fund	Fund	Value Fund	Fund
Cost of investments for tax purposes	$698,337,961	$1,058,968,870	$279,412,444	$209,788,462
Gross tax unrealized appreciation	$169,798,850	$165,646,376	$54,833,964	$24,971,929
Gross tax unrealized depreciation	(37,521,855)	(17,836,900)	(14,402,550)	(7,195,627)
Net tax unrealized appreciation on investments	132,276,995	147,809,476	40,431,414	17,776,302
Net tax unrealized appreciation (depreciation) on forward contracts
and foreign-currency denominated assets and liabilities	(2,195)	4,799,383	423,455	-
Net tax unrealized appreciation	$132,274,800	$152,608,859	$40,854,869	$17,776,302

For Federal income tax purposes, the following Funds had capital loss carryforwards at December 31, 2004 that may reduce distributions of realized gains in future years.

				Smaller
		International		Companies
Expiring in	Equity Fund	Fund	Value Fund	Fund
2010	$7,827,458	$8,556	$202,490	—
2011	—	—	386,387	—
	$7,827,458	$8,556	$588,877	—

For the year ended December 31, 2004, the Masters’ Select Equity Fund, Masters’ Select International Fund and the Masters’ Select Value Fund utilized capital loss carryforwards of $32,035,522, $40,431,151 and $10,362,778, respectively.

At December 31, 2004, the Masters’ Select International Fund and the Masters’ Select Value Fund had deferred capital losses occurring subsequent to October 31, 2004, of $2,637,544 and $876,472, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Note 6 - Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2005, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund

Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
8,200,000	British Pound Sterling	U.S. $15,480,370	07/12/2005	($786,484)
53,894,582	Japanese Yen	491,022	07/01/2005	(5,047)
				(791,531)
Contracts to Sell
9,400,000	British Pound Sterling	16,938,800	07/12/2005	94,589
9,400,000	British Pound Sterling	17,026,220	07/14/2005	183,283
4,500,000	British Pound Sterling	8,296,875	11/28/2005	258,933
6,600,000	British Pound Sterling	11,914,056	12/05/2005	126,347
6,200,000	British Pound Sterling	11,842,620	12/09/2005	770,000
4,400,000	British Pound Sterling	8,356,040	12/07/2005	497,810
18,000,000	Euro	23,473,800	10/05/2005	1,614,418
8,000,000	Euro	9,915,040	12/02/2005	172,254
195,000,000	Mexican Peso	17,438,741	12/06/2005	(186,538)
12,000,000	Swiss Franc	10,344,382	11/16/2005	885,411
6,700,000	Swiss Franc	5,789,838	11/17/2005	508,129
5,000,000	Swiss Franc	4,348,582	11/22/2005	405,330
3,300,000	Swiss Franc	2,943,013	12/07/2005	337,135
				5,667,101
Net unrealized gain on forward contracts				$4,875,570

Masters’ Select Value Fund

Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
7,029,329	South African Rand	U.S. $1,142,182	07/26/2005	($92,552)
14,273,758	South African Rand	2,263,520	07/26/2005	(132,141)
				(224,693)
Contracts to Sell
4,241,276	British Pound Sterling	7,687,864	09/21/2005	103,626
600,000	British Pound Sterling	1,093,848	09/21/2008	20,930
259,467,900	Japanese Yen	2,422,104	09/28/2005	62,436
25,497,600	Norwegian Krone	4,000,000	12/06/2005	76,124
21,303,087	South African Rand	3,496,608	07/26/2005	315,600
3,976,840,000	South Korean Won	3,920,000	09/20/2005	71,818
				650,534
Net unrealized gain on forward contracts				$425,841

Note 7 - Line of Credit

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the six months ended June 30, 2005.

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index

The Russell 2000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index

The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P Citigroup PMI Global (ex US) Index

S&P Citigroup PMI Global (ex US) Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

S&P 500 Index

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

	Position(s)	Term of Office
Name, Address,	Held with	and Length of	Principal Occupation(s)	Other Directorships
and Age	Trust	Time Served	During the Past 5 Years	Held by Trustee
A. George Battle	Trustee	Term: Open Ended	Executive Chairman, Ask Jeeves,	Director of Ask
4 Orinda Way,		Time Served: 8 years	since 2004; Chief Executive Officer,	Jeeves; Peoplesoft,
Suite 230D			Ask Jeeves from 2000 to 2003;	Inc.; Barra, Inc.; and
Orinda, CA 94563			Senior Fellow, The Aspen Institute	Fair, Isaac.
(born 1944)			since 1995.
Frederick August	Trustee	Term: Open Ended	Vice President, RoutSource	None
Eigenbrod, Jr. PhD		Time Served: 8 years	Consulting Services (organizational
4 Orinda Way,			planning and development) since
Suite 230D			2002; Senior Vice President,
Orinda, CA 94563			Consulting Services, Silicon Valley,
(born 1941)			Right Associates (industrial
psychologists) from 1990 to 2002.
Taylor M. Welz	Trustee	Term: Open Ended	CPA/PFS, CFP. Partner, Bowman &	None
Bowman & Company LLP		Time Served: 8 years	Company LLP (certified public
2431 W. March Lane,			accountants).
Suite 100
Stockton, CA 95207
(born 1959)
Harold M. Shefrin, PhD	Trustee	Term: Open Ended	Professor, Department of Finance,	SA Funds -
4 Orinda Way,		Time Served: Since	Santa Clara University, since 1979	Investment Trust
Suite 230D		February 2005
Orinda, CA 94563
(born 1948)
Kenneth E. Gregory*	President	Term: Open Ended	President of the Advisor; President	None
4 Orinda Way,	and Trustee	Time Served: 8 years	of Litman/Gregory Research, Inc.
Suite 230D			(publishers) and Litman/Gregory
Orinda, CA 94563			Asset Management, LLC (investment
(born 1957)			advisors), Officer of Litman/Gregory
Analytics, LLC (web based publisher
of financial research), since 2000.
Craig A. Litman*	Secretary	Term: Open Ended	Treasurer and Secretary of the	None
100 Larkspur	and Trustee	Time Served: 8 years	Advisor; Vice President and Secretary
Landing Circle,			of Litman/Gregory Research Inc.;
Suite 204			Chairman of Litman/Gregory Asset
Larkspur, CA 94939			Management, LLC.
(born 1946)
John Coughlan	Treasurer	Term: Open Ended	Chief Operating Officer,	None
4 Orinda Way,	and Chief	Time Served: 8 years	Litman/Gregory Fund Advisors, LLC
Suite 230D	Compliance		and Chief Financial Officer of
Orinda, CA 94563	Officer		Litman/Gregory Asset Management,
(born 1956)			LLC.
* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Advisor:

Litman/Gregory Fund Advisors,
LLC Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	576417109	305
International Fund	MSILX	576417208	306
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Masters’ Select Funds Trust

By (Signature and Title)_ /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date August 18, 2005

By (Signature and Title)    /s/ John Coughlan
John Coughlan, Treasurer

Date August 18, 2005